[EXECUTION COPY]


GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
Depositor


GOTTSCHALKS INC.
Servicer

and

BANKERS TRUST COMPANY
Trustee


___________________________________


AMENDED AND RESTATED
SERIES 1994-1 SUPPLEMENT

Dated as of October 31, 1996

to

POOLING AND SERVICING AGREEMENT

Dated as of March 30, 1994


___________________________________


GOTTSCHALKS CREDIT CARD MASTER TRUST
SERIES 1994-1



                     TABLE OF CONTENTS


                                                    Page


                         ARTICLE I
        Creation of the Series 1994-1 Certificates.   1

SECTION 1.01.  Designation. . . . . . . . . . . . .   1

                        ARTICLE II
                        Definitions . . . . . . . . . 2

SECTION 2.01.  Definitions. . . . . . . . . . . . . . 2

                        ARTICLE III
                       Servicing Fee. . . . . . . . .23

SECTION 3.01.  Servicing Compensation . . . . . . .  23

                        ARTICLE IV
             Rights of Certificateholders and
         Allocation and Application of Collections.  24

SECTION 4.01.  Allocations and Distributions. . . .  24
SECTION 4.02.  Interest; Unutilized Commitment Fee.  41
SECTION 4.03.  Determination of Monthly Principal .  44
SECTION 4.04.  Series Accounts. . . . . . . . . . .  45
SECTION 4.05.  Capitalized Interest Account . . . .  47
SECTION 4.06.  Retained Amount Account. . . . . . .  47
SECTION 4.07.  Prepayment Account; Spread Account;
               Successor Servicer Account . . . . .  51
SECTION 4.08.  Deficiency Amount. . . . . . . . . .  53
SECTION 4.09.  Investor Charge-Offs . . . . . . . .  54

                         ARTICLE V
               Distributions and Reports to
                    Certificateholders. . . . . . .  56

SECTION 5.01.  Distributions . . . . . . . . . .     56
SECTION 5.02.  Reports and Statements to
               Certificateholders . . . . . . . . .  56

                        ARTICLE VI
                     The Certificates . . . . . . .  57

SECTION 6.01.  The Fixed Base Certificates . . .     57
SECTION 6.02.  The Variable Base Certificate. . . .  58
SECTION 6.03.  Transfer Restrictions . . . . . .     59
SECTION 6.04.  Prepayment of the VBC Invested
               Amount . .                            60
SECTION 6.05.  The Subordinated Certificate. . .     60

                        ARTICLE VII
                 Early Amortization Events. . . .    60

SECTION 7.01.  Additional Early Amortization
               Events. . .                           60
SECTION 7.02.  Waiver. . . . . . . . . . . . . .     63

                       ARTICLE VIII
                    Optional Repurchase . . . . .    63

SECTION 8.01.  Optional Repurchase . . . . . . .     63

                        ARTICLE IX
                    Final Distributions . . . . . .  64

SECTION 9.01.  Final Distributions . . . . . . .     64

                         ARTICLE X
                 Miscellaneous Provisions . . . . .. 67

SECTION 10.01. Ratification of Agreement;
               Amendment and Restatement of
               Existing Series Supplement . . . . .  67
SECTION 10.02. Counterparts . . . . . . . . . . . .  68
SECTION 10.03. GOVERNING LAW. . . . . . . . . . . .  68

                         EXHIBITS

EXHIBIT A-1    Form of Fixed Base Certificate
EXHIBIT A-2    Form of Variable Base Certificate
EXHIBIT A-3    Form of Subordinated Certificate
EXHIBIT B      Form of Monthly Distribution
Statement
EXHIBIT C      Form of Representation Letter

                         SCHEDULES
SCHEDULE I     List of Accounts
          AMENDED AND RESTATED SERIES 1994-1
SUPPLEMENT dated as of October 31, 1996 (the "Series
Supplement"), among GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, a Delaware corporation, as Depositor, GOTTSCHALKS INC., a Delaware corporation, as Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee, amending and restating the Amended and Restated Series 1994-1 Supplement, dated as of
September 16, 1994, as modified by that certain Waiver
Agreement, dated as of November 23, 1994, in each case, among the Depositor, the Servicer and the Trustee (the
"Existing Series Supplement").

                         RECITALS

          Section 6.03 of the Pooling and Servicing
Agreement, dated as of March 30, 1994, as amended by Amendment No. 1 to Pooling and Servicing Agreement, dated as of September 16, 1994, in each case, among the Depositor, the Servicer and the Trustee (collectively, the "Agreement"), provides, among other things, that the Depositor may from time to time direct the Trustee to authenticate and deliver, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust and in connection therewith to enter into Series
Supplements with the Servicer and the Trustee to provide for the issuance, authentication and delivery of a new Series of Investor Certificates and to specify the Principal Terms thereof. Pursuant to this Series
Supplement, the Depositor and the Trustee on behalf of the Trust shall hereby create a new Series of Investor
Certificates and specify the Principal Terms thereof.


ARTICLE I

Creation of the Series 1994-1 Certificates

          SECTION 1.01.  Designation.  (a)  There is
hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series
Supplement to be known as the "Gottschalks Credit Card
Master Trust, Series 1994-1 Certificates".  The Series
1994-1 Certificates will be issued in three certificated Classes, the first of which shall be known as the "7.35% Fixed Base Class A-1 Credit Card
Certificates, Series 1994-1"; the second of which shall be known as the "Variable Base Class A-2 Credit Card
Certificate, Series 1994-1"; and the third of which shall be known as the "Subordinated Certificate, Series
1994-1".

          (b)  In the event that any term or
provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series
Supplement shall govern.

ARTICLE II

Definitions

          SECTION 2.01.  Definitions.  (a)  Whenever
used in this Series Supplement, the following words and phrases shall have the following meanings.

          "Accelerated Amortization Election" a
written notice executed by the Holders of Certificates representing more than 50% of the FBC Invested Amount and delivered to the Depositor, the Servicer and the Trustee no later than the earlier of (a) the six month anniversary of the commencement of the Controlled
Amortization Period or (b) the commencement of the Early Amortization Period, in either case, to the effect that such Holders have elected to accelerate the amortization of the FBC Invested Amount.

          "Accelerated Payment" shall mean, with
respect to the Fixed Base Certificates, any FBC
Principal Collections that are paid to the Fixed Base
Certificateholders prior to the Expected Final Payment
Date due to the commencement of the Early Amortization
Period (a) on any date on or after August 31, 1997 or
(b) as a result of the occurrence of an Early
Amortization Event of the type described in Sections
7.01(a), (c), (e), (f), (g) or (j) hereof caused directly or indirectly by (A) the imposition of a Block
Period, (B) the removal of Removed Accounts, (C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and this Series
Supplement.

          "Additional Discount Rate" shall mean, as of any Reset Date, the percentage (expressed as a decimal), calculated in accordance with the following formula:

               Y = ((A - B) x 0.229091)/(C x 12)

where:         Y =  the Additional Discount Rate
(expressed as a decimal);
               A =  the VBC Interest Rate
determined as of such Reset Date (expressed as a decimal);
               B =  the Initial VBC Interest Rate
(expressed as a decimal); and
               C =  the weighted average monthly
payment rate (i.e., the fraction, the numerator of which for a Collection Period is the Investor Principal
Collections received during such Collection Period, and the denominator of which is the Required Series Pool
Balance in effect during such Collection Period) for the three consecutive Collection Periods preceding such Reset Date (expressed as a decimal).

          "Additional Interest" shall mean, as of any date of determination, the sum of FBC Additional
Interest, if any, and VBC Additional Interest, if any, accrued through such date.

          "Additional Invested Amounts" shall have the meaning specified in Section 6.02 hereof.

          "Advance Rate" shall mean 100% minus the Required Subordination Percentage.

          "Allocation Day" shall have the meaning
specified in Section 4.01(b) hereof.

          "Applicable Interest Rate" shall mean, as of any date of determination and for any Investor
Certificate, the per annum interest rate applicable to such Investor Certificate as of such date.

          "Base Rate" shall mean, as of any date of determination, the sum of the weighted average of the Applicable Interest Rate applied to the Invested Amount of each Investor Certificate of any Series then outstanding as of such date and a zero percent interest rate applied to the Invested Amount of each Subordinated Certificate of any Series then outstanding plus any Commitment Fee payable with respect to any Investor Certificate of any Series as of such date plus the weighted average the Senior Servicing Fee Rate
(based upon the Invested Amount of all outstanding
Certificates of all Series as of such date) per annum plus 1% per annum.

          "Calculation Agent" shall mean the Trustee or any other Calculation Agent selected by the Depositor which is reasonably acceptable to the Trustee.

          "Capitalized Interest Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Certificates" shall mean, collectively, the Fixed Base Certificates, the Variable Base
Certificate and the Subordinated Certificate.

          "Closing Date" shall mean March 30, 1994.

          "Commitment Fee" shall mean, as of any date of determination and for (a) the Variable Base
Certificate, the VBC Unutilized Commitment Fee as of such date and (b) any Investor Certificate of any other
Series, the per annum rate of any commitment or similar fee payable with respect to any such Certificate as of such date from Finance Charge Collections that are allocable to such Certificate.

          "Controlled Amortization Period" shall
mean, as the context may require, (a) the FBC
Controlled Amortization Period, (b) the VBC Controlled
Amortization Period or (c) the FBC Controlled
Amortization Period and the VBC Controlled Amortization
Period.

          "Discounted Value" shall mean, with respect to any Accelerated Payment, the amount obtained by discounting all Remaining Scheduled Payments with reference to such Accelerated Payment from their respective scheduled due dates to the Distribution Date on which such Accelerated Payment is to be paid in accordance with accepted financial practice and at a discount factor (applied on a monthly basis) equal to the Reinvestment Yield with respect to such Accelerated
Payment.

          "Distribution Period" shall mean, with
respect to any Distribution Date, the period from and including the prior Distribution Date to but excluding such Distribution Date.

          "Early Amortization Event" shall mean for the Series 1994-1 any Early Amortization Event specified in Section 9.01 of the Agreement, together with any additional Early Amortization Event specified in Section 7.01 hereof.

          "Exchangeable Holder's FBC Percentage"
shall mean 100% minus (a) the Floating Allocation
Percentage, when used with respect to Series Principal
FBC Collections and Series Principal SC (FBC Component)
Collections during the FBC Revolving Period, or (b) the
Fixed/Floating Allocation FBC Percentage, when used with respect to Series Principal FBC Collections and Series Principal SC (FBC Component) Collections during the FBC Controlled Amortization Period and the Early
Amortization Period, provided that in any case the Exchangeable Holder's FBC Percentage shall not be less than zero.

          "Exchangeable Holder's Percentage" shall mean 100% minus the Floating Allocation Percentage, provided that in any case the Exchangeable Holder's
Percentage shall not be less than zero.

          "Exchangeable Holder's VBC Percentage"
shall mean 100% minus (a) the Floating Allocation
Percentage, when used with respect to Series Principal
VBC Collections and Series Principal SC (VBC Component)
Collections during the VBC Revolving Period, or (b) the
Fixed/Floating Allocation VBC Percentage, when used with respect to Series Principal VBC Collections and Series Principal SC (VBC Component) Collections during the VBC Controlled Amortization Period and the Early
Amortization Period, provided that in any case the Exchangeable Holder's VBC Percentage shall not be less than zero.

          "Expected Final Payment Date" shall mean the September 1999 Distribution Date.

          "FBC Additional Interest" shall have the meaning specified in Section 4.02(a) hereof.

          "FBC Allocation Percentage" shall mean,
with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, as of the first day of such Collection Period and after giving effect to any distributions made as of such date.

          "FBC Carryover Interest" shall mean, for any Collection Period, an amount equal to the sum of
(a) the amount of any FBC Monthly Interest previously due but not distributed on the Fixed Base Certificates on a prior Distribution Date, (b) to the extent permitted under applicable law, the amount of any FBC
Additional Interest to accrue during the Related
Interest Period and (c) the amount of any FBC
Additional Interest previously due but not distributed on the Fixed Base Certificates on a prior Distribution
Date.

          "FBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount
Account pursuant to Sections 4.01(d)(i)(A)(2) and 4.01(d)(i)(B)(3) hereof less amounts withdrawn therefrom in accordance with Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(b) hereof.

          "FBC Controlled Amortization Period" shall mean, unless the Early Amortization Period shall have commenced prior thereto, the period commencing on the day immediately following the last day of the FBC
Revolving Period, and ending upon the first to occur of
(a) the commencement of the Early Amortization Period,
(b) the payment in full to the Fixed Base
Certificateholders of the FBC Invested Amount and (c) the Series Termination Date.

          "FBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the FBC Controlled Amortization Period, (a) if no Accelerated Amortization Election has been made, an amount equal to one-twelfth (1/12th) of the principal balance of the FBC Invested Amount as of the September
1998 Distribution Date (after giving effect to any changes in the FBC Invested Amount occurring on or prior to such date) or (b) if an Accelerated
Amortization Election has been made, an amount equal to one-sixth (1/6th) of the principal balance of the FBC
Invested Amount as of the Distribution Date (after giving effect to any changes in the FBC Invested Amount occurring on or prior to such date) immediately preceding the date on which such Accelerated
Amortization Election was made.

          "FBC Deficiency Amount" shall have the
meaning specified in Section 4.08(a) hereof.

          "FBC Interest Rate" shall mean, with
respect to any Interest Period and the Fixed Base
Certificates, a fixed interest rate per annum equal to 7.35%.

          "FBC Interest Shortfall" shall have the
meaning specified in Section 4.02(a) hereof.

          "FBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) the Initial FBC Invested Amount, minus, (b) the amount of principal payments made to the Fixed Base
Certificateholders in respect of the FBC Invested
Amount prior to such date, and minus, (c) the amount, if any, by which the aggregate amount of FBC Investor
Charge-Offs exceed the FBC Investor Charge-Offs reimbursed pursuant to Section 4.09(a) hereof prior to such date.

          "FBC Investor Charge-Offs" shall have the meaning specified in Section 4.09(a) hereof.

          "FBC Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Default Amount for the Related Collection Period and (b) the FBC
Allocation Percentage for such Related Collection
Period.

          "FBC Investor Percentage" shall mean, with respect to any Allocation Day, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the preceding Business Day and the denominator of which is the Invested Amount as of such preceding Business Day.

          "FBC Monthly Interest" shall have the
meaning specified in Section 4.02(a) hereof.

          "FBC Monthly Principal" shall have the
meaning specified in Section 4.03(a) hereof.

          "FBC Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring
(a) prior to the commencement of any Controlled
Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, as of the first day of such Collection Period and after giving effect to any distributions made as of such date, or (b) during any Controlled Amortization
Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, as of the last day of the applicable Revolving Period.

          "FBC Principal Collections" shall mean, for any Allocation Day, an amount equal to the Series
Principal FBC Collections for such day minus the amount of Series Principal FBC Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(ii) hereof.

          "FBC Revolving Period" shall mean the
period beginning at the opening of business on the Cut-Off Date and ending on the earlier of (a) the last day of the Related Collection Period for the Distribution Date that is to occur in September, 1998 and (b) the close of business on the Business Day immediately preceding the day on which the Early
Amortization Period commences.

          "Fixed Base Certificates" shall have the meaning specified in Section 6.01 hereof.

          "Fixed Base Certificateholder" shall mean, with respect to any Fixed Base Certificate on any date, the Person in whose name such Fixed Base Certificate is registered on such date.

          "Fixed/Floating Allocation FBC Percentage" shall mean, with respect to any Collection Period during the FBC Controlled Amortization Period and the Early Amortization Period, the percentage equivalent
(which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series
Pool Balance as of the last day of the FBC Revolving
Period and the denominator of which is the Series Pool
Balance as of the first day of the Collection Period in respect of which the Fixed/Floating Allocation FBC
Percentage is being determined and after giving effect to any distributions made as of such date.

          "Fixed/Floating Allocation VBC Percentage" shall mean, with respect to any Collection Period during the VBC Controlled Amortization Period and the Early Amortization Period, the percentage equivalent
(which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series
Pool Balance as of the last day of the VBC Revolving
Period and the denominator of which is the Series Pool
Balance as of the first day of the Collection Period in respect of which the Fixed/Floating Allocation VBC
Percentage is being determined and after giving effect to any distributions made as of such date.

          "Floating Allocation Percentage" shall
mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series Pool Balance and the denominator of which is the Series Pool Balance, in each case, as of the first day of such Collection Period; provided, however, that, with respect to the first Collection
Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the sum of the Initial FBC Invested Amount and the Initial Subordinated Invested Amount, and the denominator of which is the Series Pool Balance as of the Cut-Off Date.

          "Initial FBC Invested Amount" shall mean
$40,000,000.

          "Initial Subordinated Invested Amount"
shall mean $7,619,048.

          "Initial VBC Interest Rate" shall mean the
VBC Interest Rate applicable to the purchase of the initial Additional Invested Amount.

          "Interest Period" shall mean, (a) in the case of the Fixed Base Certificates, each period from and including a Distribution Date to but excluding the following Distribution Date and (b) in the case of the Variable Base Certificate, each period from and including a VBC Payment and Drawdown Date to but excluding the following VBC Payment and Drawdown Date.

          "Interim Determination Date" shall mean, with respect to any Interim Distribution Date, the day that is two Business Days prior to such Interim
Distribution Date.

          "Interim Distribution Date" shall mean the first Business Day of each calendar month; provided that in the case of the first Interim Distribution Date it shall mean the first Business day of December, 1996.

          "Invested Amount" shall mean, as of any
date of determination, an amount equal to the sum of
(a) the FBC Invested Amount as of such date and (b) the VBC Invested Amount as of such date.

          "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the Related
Collection Period, (b) the Floating Allocation
Percentage for the Related Collection Period and (c) the Series 1994-1 Allocation Percentage for the Related
Collection Period.

          "Investor Finance Charge Collections" shall mean, as of any Allocation Day, the product of (a) the amount of Series Finance Charge Collections received since the beginning of the preceding Business Day and
(b) the Floating Allocation Percentage for the Related
Collection Period.

          "Investor Investment Proceeds" shall mean, with respect to any Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series Accounts, together with an amount equal to the Series Allocation
Percentage of the interest and other investment earnings on funds held in the Collection Account credited as of such date to the Collection Account pursuant to Section 4.02 of the Agreement.

          "Investor Principal Collections" shall
mean, for any day or period, the sum of (a) the FBC
Principal Collections, (b) the VBC Principal
Collections, (c) the Subordinated Principal (FBC
Component) Collections, and (d) the Subordinated
Principal (VBC Component) Collections, in each case, determined for such day or period, as the case may be.

          "LIBOR" shall mean, with respect to any
Interest Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of offered rates for deposits in United States dollars having a maturity of two weeks (the "Index
Maturity") commencing on the first day of such Interest
Period which appears on the Reuters Screen LIBO Page as of approximately 11:00 a.m., London time, on the related Reset Date. If fewer than two such quotations appear, LIBOR with respect to such Interest Period will be determined at approximately 11:00 a.m., London time, on such Reset Date on the basis of the rate at which deposits in United States dollars having the Index
Maturity are offered to prime banks in the London interbank market by The Chase Manhattan Bank, Citibank,
N.A. and Bank of America National Trust and Savings
Association (or any affiliate thereof) in the London interbank market and in a principal amount equal to an amount of not less than U.S. $500,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean
(rounded upwards as aforesaid) of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately 11:00 a.m., New York City time, on the applicable Reset Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $500,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.

          "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Make Whole Premium" shall mean, with
respect to any Accelerated Payment, the excess, if any, of the Discounted Value with respect to such Accelerated Payment over such Accelerated Payment. The
Make Whole Premium shall never be less than zero.

          "Maximum Available VBC Invested Amount"
shall mean, as of any VBC Payment and Drawdown Date during the VBC Revolving Period, an amount equal to the lesser of (a) the difference between (i) the product of the Series Pool Balance on such date and the Advance
Rate on such date and (ii) the sum of the FBC Invested
Amount on such date (after giving effect to any changes therein on such VBC Payment and Drawdown Date) and the balance of the Retained Amount Account on such date, and (b) $15,000,000, provided that in no event shall the Maximum Available VBC Invested Amount be less than zero.

          "Maximum VBC Interest Rate" shall mean a rate per annum equal to twelve percent (12%).

          "Maximum VBC Subordinated Invested Amount" shall mean, as of any date of determination, an amount equal to (a) $2,857,143, minus, (b) the amount, if any, by which the aggregate amount of Subordinated Investor
(VBC) Charge-Offs exceeds the Subordinated Investor
(VBC) Charge-Offs reimbursed pursuant to Sections
4.01(c)(vii)(B), 4.01(d)(iv)(A)(3) and
4.01(d)(iv)(B)(3) hereof prior to such date, minus, (c) the amount of any reallocation of Subordinated
Principal (VBC Component) Collections made pursuant to
Sections 4.01(d)(iv)(A)(1), 4.01(d)(iv)(B)(1) and
4.01(d)(iv)(C)(1) hereof prior to such date, plus, (d) the amount of any reallocations made pursuant to
Section 4.01(e)(iii)(B) prior to such date.

          "Minimum Depositor Interest" shall mean, with respect to the Series 1994-1, the Subordinated
Invested Amount.

          "Monthly Senior Servicing Fee" shall mean, with respect to any Distribution Date, five-sixths
(5/6ths) of the Monthly Servicing Fee for the Related
Collection Period.

          "Monthly Servicing Fee" shall have the
meaning specified in Section 3.01 hereof.

          "Monthly Subordinated Servicing Fee" shall mean, with respect to any Distribution Date, one-sixth
(1/6th) of the Monthly Servicing Fee for the Related
Collection Period.

          "Portfolio Yield" shall mean, with respect to any Collection Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the amount of Finance Charge Collections allocated to the Certificates of all Series that are outstanding
(other than the Exchangeable Certificate) during such Collection Period calculated on a cash basis, minus the Default Amount allocable to the Certificates of all Series that are outstanding (other than the Exchangeable Certificate) with respect to such Collection Period and (b) the denominator of which is the Pool Balance allocable to the Certificates of all Series that are outstanding (other than the Exchangeable Certificate) as of the first day of such Collection Period.

          "Preceding Collection Period" shall mean, with respect to any Collection Period, the Collection
Period ended immediately prior to such first referenced
Collection Period.

          "Prepayment Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Prepayment Amount" shall have the meaning specified in Section 6.04 hereof.

          "Prepayment Date" shall have the meaning specified in Section 6.04 hereof.

          "Prepayment Notice" shall have the meaning specified in Section 6.04 hereof.

          "Projected Make Whole Premium" shall mean, for purposes of allocating Investor Finance Charge
Collections only during a Collection Period, an assumed calculation of the Make Whole Premium calculated as of the first day of such Collection Period and assuming that (a) the Accelerated Payment for such calculation is equal to the highest aggregate monthly FBC Principal
Collections during the three immediately preceding
Collection Periods and (b) that the Reinvestment Yield is equivalent to the Reinvestment Yield calculated as of such first day.

          "Reassignment Amount" shall mean, with
respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Invested
Amount on such Distribution Date, (b) accrued and unpaid interest on the unpaid principal balances of the Certificates (calculated in the manner set forth in Section 4.02 through the day preceding such Distribution Date), and (c) the amount of Additional
Interest, if any, due on Distribution Date and any Additional Interest previously due but not distributed on the Certificates.

          "Reinvestment Yield" shall mean, with
respect to any Accelerated Payment, the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. New York City time on the Business Day next preceding the Distribution Date on which such Accelerated Payment is to be made, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal or closest to the Remaining Average Life of such Accelerated Payment as of such Distribution Date, plus 0.5% per annum, or (b) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business
Day preceding the Distribution Date on which such Accelerated Payment is to be made, in Federal Reserve
Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S.
Treasury securities having a constant maturity equal to the Remaining Average Life of such Accelerated Payment as of such Distribution Date, plus 0.5% per annum.
Such implied yield shall be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between reported yields.

          "Related Collection Period" shall mean,
with respect to (a) any Distribution Date, the Collection Period ended on the second Business Day preceding such Distribution Date and (b) any Allocation
Day, the Collection Period during which such Allocation
Day occurs.

          "Related Distribution Date" shall mean,
with respect to any Collection Period or Allocation
Day, the Distribution Date following the end of such Collection Period or Allocation Day.

          "Related Interest Period" shall mean, with respect to (a) any Collection Period, the Interest
Period which commences or Interest Periods which commence during such Collection Period, (b) any Distribution Date, the Interest Period ended on the preceding day and (c) any Interim Distribution Date, the Interest Period ended on the preceding day.

          "Related Interim Distribution Date" shall mean, with respect to any Interim Determination Date, the first Interim Distribution Date to occur after such Interim Determination Date.

          "Remaining Average Life" shall mean, with respect to the Fixed Base Certificates at any time of determination after the commencement of the Early
Amortization Period, the number of years obtained by dividing the then Remaining Dollar-Years of the Fixed
Base Certificates by the FBC Invested Amount at such time. The term "Remaining Dollar-Years" means the amount obtained by (a) multiplying (i) the amount of each remaining payment with respect to the Fixed Base
Certificates, assuming that such payments are made in the FBC Controlled Distribution Amounts (using the FBC
Invested Amount at the time the Early Amortization
Period commenced in order to calculate such FBC
Controlled Distribution Amounts) over the notional twelve month FBC Controlled Amortization Period, by
(ii) the number of years (calculated to the nearest one-twelfth) which will elapse between the date as of which the calculation is made and each Distribution
Date during the notional FBC Controlled Amortization
Period and (b) totalling all the products obtained in clause (a).

          "Remaining Scheduled Payments" shall mean, with reference to any Accelerated Payment, the sum of
(a) all payments of interest thereon at the FBC
Interest Rate that would be due on or after the Distribution Date on which such Accelerated Payment is to be made if no payment of such Accelerated Payment were made prior to the Expected Final Payment Date and
(b) the amount of such Accelerated Payment.

          "Required Series Pool Balance" shall mean, as of any date of determination, the sum of (a) the Invested Amount on such date and (b) the Subordinated
Invested Amount on such date. Notwithstanding the foregoing, if the Depositor desires to cause a new
Series of Investor Certificates to be issued pursuant to Section 6.03 of the Agreement at any time during the VBC Revolving Period, for purposes of the Excess
Balance Test only, "Required Series Pool Balance" shall mean, as of any date of determination, the sum of (a) the FBC Invested Amount on such date, (b) the Maximum
Available VBC Invested Amount on such date and (c) the Subordinated Invested Amount on such date.

          "Required Subordination Percentage" shall mean sixteen percent (16%).

          "Reset Date" shall mean the second London
Business Day preceding the first day of each Interest
Period.

          "Retained Amount Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters
Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Senior Investor Default Holdback Amount" shall mean, with respect to (a) any Collection Period
(other than the initial Collection Period), the product of (i) the greater of (A) the Investor Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the product of (1) the highest default rate (i.e., a fraction, the numerator of which is the Defaulted Amount for a Collection Period, and the denominator of which is the aggregate Principal
Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve Collection Periods, owned by Gottschalks)) for any of the twelve consecutive Collection Periods preceding such Collection Period, (2) the aggregate amount of the Principal Receivables owned by the Trust as of the first day of such Collection Period, (3) the Series Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation
Percentage for such Collection Period, and (ii) a fraction the numerator of which is the Invested Amount and the denominator of which is the Required Series
Pool Balance, in each case, in effect for such Collection Period and (b) the initial Collection
Period, $10,231.40.

          "Senior Servicing Fee Rate" shall mean, (a) with respect to the Certificates, two and one-half percent (2.5%), and (b) with respect to the Certificates of any other Series, the servicing fee rate paid to the Servicer from the first Finance Charge
Collections received during any Collection Period that are allocated to the Certificates of that Series.

          "Series Accounts" shall have the meaning specified in Section 4.04(a) hereof.

          "Series Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the Related
Collection Period, and (b) the Series 1994-1 Allocation
Percentage for the Related Collection Period.

          "Series Finance Charge Collections" shall mean, with respect to the aggregate amount of Finance
Charge Collections deposited in the Collection Account on any date, that portion allocated to the Series
1994-1 in accordance with Section 4.04 of the Agreement.

          "Series Issuance Date" shall mean March 30,
1994.

          "Series 1994-1" shall mean the Series of Investor Certificates and the Subordinated Certificate created pursuant to this Series Supplement.

          "Series 1994-1 Allocation Percentage" shall mean, for any Collection Period, the Series Allocation
Percentage for the Series 1994-1 as calculated for such Collection Period in accordance with the Agreement.

          "Series 1996-1 Fixed Base Certificates"
shall mean the Investor Certificates that have been, or are to be, issued under the Series 1996-1 Supplement to Pooling and Servicing Agreement, dated as of October
31, 1996, among the Depositor, the Servicer and the Trustee.

          "Series Pool Balance" shall mean, as of any date of determination, the product of (a) the Pool
Balance as of such date and (b) the Series 1994-1
Allocation Percentage for such date.

          "Series Principal Collections" shall mean, with respect to the aggregate amount of Principal
Collections received since the beginning of the preceding Business Day, that portion allocated to the Series 1994-1 in accordance with Section 4.04 of the Agreement.

          "Series Principal FBC Collections" shall mean, for each Allocation Day, an amount equal to the product of (a) the amount of the Series Principal
Collections received since the beginning of the preceding Business Day and (b) the FBC Principal
Allocation Percentage in effect on such Allocation Day.

          "Series Principal SC Collections" shall
mean, for each Allocation Day, an amount equal to the product of (a) the amount of the Series Principal
Collections received since the beginning of the preceding Business Day and (b) the Subordinated
Principal Allocation Percentage in effect on such Allocation Day.

          "Series Principal SC (FBC Component)
Collections" shall mean, for any Allocation Day occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization
Period, the product of (i) the Series Principal SC
Collections for such day and (ii) the FBC Investor
Percentage as of such day, or (b) during any Controlled
Amortization Period or Early Amortization Period, the product of (i) the Series Principal SC Collections for such day and (ii) the FBC Investor Percentage as of the last day of the Revolving Period ended immediately prior to such Allocation Day.

          "Series Principal SC (VBC Component)
Collections" shall mean, for any Allocation Day occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization
Period, the product of (i) the Series Principal SC
Collections for such day and (ii) the VBC Investor
Percentage as of such day, or (b) during any Controlled
Amortization Period or Early Amortization Period, the product of (i) the Series Principal SC Collections for such day and (ii) the VBC Investor Percentage as of the last day of the Revolving Period ended immediately prior to such Allocation Day.

          "Series Principal VBC Collections" shall mean, for each Allocation Day, an amount equal to the product of (a) the amount of the Series Principal
Collections received since the beginning of the preceding Business Day and (b) the VBC Principal
Allocation Percentage in effect on such Allocation Day.

          "Series Termination Date" shall mean the March 2000 Distribution Date.

          "Servicing Fee Rate" shall mean, with
respect to the Certificates, three percent (3%).

          "Special Prepayment Account" shall have the meaning specified in Section 4.04(a).

          "Spread Account" shall have the meaning
specified in Section 4.04(a) hereof.

          "Spread Requirement" shall mean, with
respect to any Collection Period commencing with the third full Collection Period, zero unless the Portfolio
Yield for the two preceding Collection Periods was less than 0.5% per annum in excess of the Base Rate for such preceding Collection Periods, in which case "Spread
Requirement" shall mean the amount, if any, by which
(a) the sum, for the Preceding Collection Period, of the amounts, described in Sections 4.01(c)(i) and 4.01(c)(ii) hereof exceeds (b) the amount on deposit in the Spread Account at the beginning of such Collection
Period.

          "Standby Servicer" shall mean Bankers Trust
Company or such other party as may be appointed by the Trustee to stand ready to act as a Successor Servicer in the event that Gottschalks is removed as Servicer.

          "Subordinated Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction the numerator of which is the Subordinated Invested Amount and the denominator of which is the Required Series Pool
Balance, in each case, as of the first day of such Collection Period.

          "Subordinated Certificate" shall have the meaning specified in Section 6.05 hereof with respect to the Series 1994-1.

          "Subordinated Component (FBC)" shall mean, as of any time of determination, in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount
Account pursuant to Sections 4.01(d)(iii)(A)(4) and 4.01(d)(iii)(B)(4) hereof less amounts withdrawn therefrom in accordance with Section 4.06.

          "Subordinated Component (VBC)" shall mean, as of any time of determination, in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount
Account pursuant to Sections 4.01(d)(iv)(A)(4) and 4.01(d)(iv)(B)(4) hereof less amounts withdrawn therefrom in accordance with Section 4.06.

          "Subordinated Invested Amount" shall mean, as of any date of determination, the sum of the Subordinated Invested Amount (FBC Component) and the
Subordinated Invested Amount (VBC Component), in each case, as of such date.

          "Subordinated Invested Amount (FBC
Component)" shall mean, as of any date of determination, an amount equal to (a) the Initial
Subordinated Invested Amount, minus, (b) the amount, if any, by which the aggregate amount of Subordinated
Investor (FBC) Charge-Offs exceeds the Subordinated
Investor (FBC) Charge-Offs reimbursed pursuant to Sections 4.01(c)(vii)(A), 4.01(d)(iii)(A)(3) and
4.01(d)(iii)(B)(3) and 4.01(d)(iii)(C)(2)hereof prior
to such date, minus, (c) the amount of any reallocation of Subordinated Principal (FBC Component) Collections made pursuant to Sections 4.01(d)(iii)(A)(1),
4.01(d)(iii)(B)(1) and 4.01(d)(iii)(C)(1) hereof prior
to such date, plus, (d) the amount of any reallocations made pursuant to Section 4.01(e)(iii)(A) prior to such date, and minus, (e) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated Invested Amount (FBC
Component) pursuant to Sections 4.01(d)(iii)(C)(3),
9.01(b)(ii)(C), 9.01(c)(ii)(C) and 9.01(d)(ii)(C) prior
to such date, provided that at no time shall the Subordinated Invested Amount (FBC Component) be less than zero.

          "Subordinated Invested Amount (VBC
Component)" shall mean, as of any date of determination, an amount equal to (a) the product of
(i) a fraction, the numerator of which is 16, and the denominator of which is 84 and (ii) each Additional
Invested Amount purchased by the Variable Base
Certificateholder prior to such date, minus, (b) the product of (i) a fraction, the numerator of which is 16, and the denominator of which is 84 and (ii) the amount of each reduction of the VBC Invested Amount made in accordance herewith, minus, (c) the amount, if any, by which the aggregate amount of Subordinated
Investor (VBC) Charge-Offs exceeds the Subordinated
Investor (VBC) Charge-Offs reimbursed pursuant to Sections 4.01(c)(vii)(B), 4.01(d)(iv)(A)(3) and
4.01(d)(iv)(B)(3) and 4.01(d)(iv)(C)(2) hereof prior to
such date, minus, (d) the amount of any reallocation of Subordinated Principal (VBC Component) Collections made pursuant to Sections 4.01(d)(iv)(A)(1),
4.01(d)(iv)(B)(1) and 4.01(d)(iv)(C)(1) hereof prior to
such date, plus, (e) the amount of any reallocations made pursuant to Section 4.01(e)(iii)(B) prior to such date, and minus, (f) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated Invested Amount (VBC
Component) pursuant to Sections 4.01(d)(iv)(C)(3),
9.01(b)(ii)(D), 9.01(c)(ii)(D) and 9.01(d)(ii)(D) prior
to such date, provided that at no time shall the Subordinated Invested Amount (VBC Component) be less than zero or greater than the Maximum VBC Subordinated
Invested Amount at such time.

          "Subordinated Investor Default Holdback
Amount" shall mean, with respect to (a) any Collection
Period (other than the initial Collection Period), the product of (i) the greater of (A) the Investor Default
Amount which the Servicer reasonably anticipates for such Collection Period or (B) the product of (1) the highest default rate (i.e., a fraction, the numerator of which is the Defaulted Amount for a Collection
Period, and the denominator of which is the aggregate
Principal Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve Collection Periods, owned by Gottschalks)) for any of the twelve consecutive Collection Periods preceding such Collection Period, (2) the aggregate amount of the Principal Receivables owned by the Trust as of the first day of such Collection Period, (3) the Series Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation
Percentage for such Collection Period, and (ii) a fraction, the numerator of which is the Subordinated
Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, in effect for such Collection Period and (b) the initial
Collection Period, $1,948.84.

          "Subordinated Investor (FBC) Charge-Offs" shall have the meaning specified in Section 4.09(c) hereof.

          "Subordinated Investor (VBC) Charge-Offs" shall have the meaning specified in Section 4.09(d) hereof.

          "Subordinated Principal Allocation
Percentage" shall mean, with respect to any Collection
Period occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization
Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Invested Amount and the denominator of which is the Required Series
Pool Balance, in each case, as of the first day of such Collection Period, or (b) during any Controlled
Amortization Period or the Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Invested Amount and the denominator of which is the Required Series Pool
Balance, in each case, as of the last day of the applicable Revolving Period.

          "Subordinated Principal (FBC Component)
Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal SC (FBC Component)
Collections for such day minus the amount of Series
Principal SC (FBC Component) Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(iv) hereof.

          "Subordinated Principal (VBC Component)
Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal SC (VBC Component)
Collections for such day minus the amount of Series
Principal SC (VBC Component) Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(v) hereof.

          "Subordinated Reduction (FBC)" shall have the meaning specified in Section 4.09(a) hereof.

          "Subordinated Reduction (VBC)" shall have the meaning specified in Section 4.09(b) hereof.

          "Subordinated Servicing Fee Rate" shall
mean, with respect to the Certificates, one-half of one percent (0.5%).

          "Successor Servicer Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Variable Base Certificate" shall have the meaning specified in Section 6.02 hereof.

          "Variable Base Certificateholder" shall
mean, with respect to the Variable Base Certificate on any date, the Person in whose name the Variable Base
Certificate is registered on such date.

          "VBC Additional Interest" shall have the meaning specified in Section 4.02(b) hereof.

          "VBC Additional Unutilized Commitment Fee" shall have the meaning specified in Section 4.02(c) hereof.

          "VBC Allocation Percentage" shall mean,
with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, as of the first day of such Collection Period.

          "VBC Carryover Interest" shall mean, for any VBC Payment and Drawdown Date, an amount equal to the sum of (a) the amount of any VBC Interest previously due but not distributed on the Variable Base
Certificate on a prior VBC Payment and Drawdown Date,
(b) to the extent permitted under applicable law, the amount of any VBC Additional Interest to accrue during the Related Interest Period and (c) the amount of any VBC Additional Interest previously due but not distributed on the Variable Base Certificate on a prior
VBC Payment and Drawdown Date.

          "VBC Carryover Unutilized Commitment Fee" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any VBC Unutilized
Commitment Fee previously due but not distributed to the Holder of the Variable Base Certificate on a prior
Distribution Date, (b) to the extent permitted under applicable law, the amount of any VBC Additional
Unutilized Commitment Fee to accrue during such Collection Period and (c) the amount of any VBC
Additional Unutilized Commitment Fee due but not distributed to the Holder of the Variable Base
Certificate on a prior Distribution Date.

          "VBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount
Account pursuant to Sections 4.01(d)(ii)(A)(2) and 4.01(d)(ii)(B)(2) hereof less amounts withdrawn therefrom in accordance with Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(c) hereof.

          "VBC Controlled Amortization Period" shall mean, unless the Early Amortization Period shall have commenced prior thereto, the period commencing on the day immediately following the last day of the VBC
Revolving Period, and ending upon the first to occur of
(a) the commencement of the Early Amortization Period,
(b) the payment in full to the Variable Base
Certificateholder of the VBC Invested Amount and (c) the Series Termination Date.

          "VBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the VBC Controlled Amortization Period, an amount equal to one-sixth (1/6th) of the principal balance of the Variable Base Certificate as of the September 1998 Distribution Date (after giving effect to any changes in the VBC Invested Amount on such date).

          "VBC Deficiency Amount" shall have the
meaning specified in Section 4.08(b) hereof.

          "VBC Interest Rate" shall mean, with
respect to any Interest Period and the Variable Base
Certificate, the lesser of (a) the interest rate for such Interest Period determined in accordance with the terms of the Variable Base Certificate and (b) the Maximum VBC Interest Rate.

          "VBC Interest Shortfall" shall have the
meaning specified in Section 4.02(b) hereof.

          "VBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) $0, plus,
(b) the aggregate principal amount of any Additional
Invested Amounts purchased by the Holder of the Variable Base Certificate on or prior to such date, minus, (c) the amount of principal payments made to the Variable Base Certificateholder prior to such date, and minus, (d) the amount, if any, by which the aggregate amount of VBC Investor Charge-Offs exceeds the VBC
Investor Charge-Offs reimbursed pursuant to Section
4.09(b) hereof prior to such date.

          "VBC Investor Charge-Offs" shall have the meaning specified in Section 4.09(b) hereof.

          "VBC Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Default Amount for the Related Collection Period and (b) the VBC
Allocation Percentage for such Related Collection
Period.

          "VBC Investor Percentage" shall mean, with respect to any Allocation Day, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the preceding Business Day and the denominator of which is the Invested Amount of such preceding Business Day.

          "VBC Interest" shall have the meaning
specified in Section 4.02(b) hereof.

          "VBC Monthly Principal" shall have the
meaning specified in Section 4.03(b) hereof.

          "VBC Payment and Drawdown Date" shall mean each Distribution Date and Interim Distribution Date.

          "VBC Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring
(a) prior to the commencement of any Controlled
Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, as of the first day of such Collection Period, or
(b) during any Controlled Amortization Period or Early
Amortization Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested
Amount and the denominator of which is the Required
Series Pool Balance, in each case, as of the last day of the applicable Revolving Period.

          "VBC Principal Collections" shall mean, for any Allocation Day, an amount equal to the Series
Principal VBC Collections for such day minus the amount of Series Principal VBC Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(iii) hereof.

          "VBC Revolving Period" shall mean the
period beginning at the opening of business on September 16, 1994 and ending on the earlier of (a) the last day of the Related Collection Period for the Distribution Date that is to occur in September, 1998 and (b) the close of business on the Business Day immediately preceding the day on which the Early
Amortization Period commences.

          "VBC Unutilized Commitment Fee" shall mean, with respect to any Distribution Date, either (a) during the VBC Revolving Period, an amount equal to the aggregate, for each day during the Distribution Period
(or, in the case of the first Distribution Date following the date on which the Variable Base
Certificate is authenticated by the Trustee and delivered to the Variable Base Certificateholder, the period from and including the date of authentication and delivery to and including the day immediately preceding such Distribution Date), of the product of
(i) the difference between $15,000,000 and the VBC
Invested Amount on such day, (ii) the per annum rate
(based on a year of 365 days or 366 days, as the case may be) set forth in the Variable Base Certificate and
(iii) a fraction, the numerator of which is the number of days in such Distribution Period, and the denominator of which is the number of days in the then current calendar year or (b) during the VBC Controlled
Amortization Period or Early Amortization Period, zero.

          "VBC Unutilized Commitment Fee Shortfall" shall have the meaning specified in Section 4.02(c) hereof.

          (b)  Notwithstanding anything to the
contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to the Certificates, Duff & Phelps and Fitch.

          (c)  All capitalized terms used herein and
not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in this
Section 2.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (d)  The words "hereof", "herein" and
"hereunder" and words of similar import when used in this Series Supplement shall refer to this Series
Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

          (e)  References herein to "Collections
received" shall be deemed to include Collections received and processed as to principal and finance charges and shall not include unprocessed Collections
(i.e., Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).


ARTICLE III

Servicing Fee

          SECTION 3.01.  Servicing Compensation.  The
monthly servicing fee hereunder (the "Monthly Servicing
Fee") shall be payable to the Servicer, in arrears, on each Distribution Date occurring prior to the earlier of the first Distribution Date following the Series
Termination Date and the first Distribution Date on which the Invested Amount and the Subordinated Invested
Amount are both zero, in an amount equal to the sum, for each day during the applicable Distribution Period, of the product of (a) a fraction, the numerator of which is the Servicing Fee Rate (expressed as a decimal), and the denominator of which is 365 and (b) the Required Series Pool Balance for such day;
provided, however, that with respect to the first
Distribution Date, the Monthly Servicing Fee shall be equal to $3,968.26. In no event shall the Trust, the Trustee, the Fixed Base Certificateholders, the
Variable Base Certificateholder or the Holder of the Subordinated Certificate be liable for any other servicing fee. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

ARTICLE IV

Rights of Certificateholders and
Allocation and Application of Collections

          SECTION 4.01.  Allocations and
Distributions.

          (a)  General.  Series Finance Charge
Collections, Series Principal Collections and Series
Default Amounts, as they relate to the Certificates and the Exchangeable Certificate, shall be allocated and distributed as set forth in this Article IV. If an amount is to be allocated between, or paid to, the Fixed Base Certificateholders and the Variable Base
Certificateholder, and the amount in question is not sufficient to fully satisfy the Fixed Base
Certificateholders and the Variable Base
Certificateholder, then, unless the context otherwise requires, such amount shall be allocated or paid to the Fixed Base Certificateholders according to the FBC
Investor Percentage then in effect and to the Variable
Base Certificateholder according to the VBC Investor
Percentage then in effect.

          (b)  Distribution of Collections to the
Holder of the Exchangeable Certificate. At the beginning of each Business Day (an "Allocation Day"), the Servicer shall cause the Trustee to withdraw from the Collection Account and distribute to the Holder of the Exchangeable Certificate (i) an amount equal to the product of (A) the Exchangeable Holder's Percentage in effect on such day and (B) the amount of Series Finance
Charge Collections received since the beginning of the preceding Business Day, (ii) an amount equal to the product of (A) the Exchangeable Holder's FBC Percentage in effect on such day and (B) the amount of Series
Principal FBC Collections received since the beginning of the preceding Business Day, (iii) an amount equal to the product of (A) the Exchangeable Holder's VBC
Percentage in effect on such day and (B) the amount of Series Principal VBC Collections received since the beginning of the preceding Business Day, (iv) an amount equal to the product of (A) the Exchangeable Holder's
FBC Percentage in effect on such day and (B) the amount of Series Principal SC (FBC Component) Collections received since the beginning of the preceding Business
Day, and (v) an amount equal to the product of (A) the Exchangeable Holder's VBC Percentage in effect on such day and (B) the amount of Series Principal SC (VBC
Component) Collections received since the beginning of the preceding Business Day. On each Distribution Date, the Servicer shall allocate to the Holder of the Exchangeable Certificate an amount equal to the product of (x) the Exchangeable Holder's Percentage in effect on such date and (y) the amount of Series Default
Amount for the Related Collection Period.

          (c)  Allocation of Investor Finance Charge
Collections. At the beginning of each Allocation Day during a Collection Period, the Servicer shall allocate
Investor Finance Charge Collections received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

                    (i)  first, unless an amount
equal to the Monthly Senior Servicing Fee due on the Related Distribution Date, plus any previously unpaid
Monthly Senior Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, Investor
Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

                   (ii)  second, unless an amount
equal to the sum of: (A) the FBC Monthly Interest due on the Related Distribution Date, plus the amount of any FBC Carryover Interest due on the Related
Distribution Date, (B) an amount equal to the VBC
Interest due on the Related Distribution Date or, if an Interim Distribution Date is to occur prior to the Related Distribution Date, an amount equal to the VBC
Interest due on the Related Interim Distribution Date, plus the amount of any VBC Carryover Interest due on the Related Distribution Date or, if an Interim
Distribution Date is to occur prior to the Related
Distribution Date, an amount equal to the VBC Carryover
Interest due on the Related Interim Distribution Date, and (C) during the VBC Revolving Period only, an amount equal to the VBC Unutilized Commitment Fee for the current Distribution Period, plus the amount of any VBC
Carryover Unutilized Commitment Fee for the current
Distribution Period, is then on deposit in the Collection Account and allocated therefor, Investor
Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the respective amounts are then on deposit;

                  (iii)  third, unless an amount
equal to the Senior Investor Default Holdback Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor
Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

                   (iv)  fourth, unless the amount
then on deposit in the Spread Account is equal to the Spread Requirement on such Allocation Day, Investor
Finance Charge Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to such insufficiency and shall be deposited in the Spread
Account;

                    (v)  fifth, unless an amount
equal to the sum of (A) all unreimbursed FBC Investor
Charge-Offs as of such Allocation Day have been reallocated as FBC Principal Collections and (B) all unreimbursed VBC Investor Charge-Offs as of such Allocation Day have been reallocated as VBC Principal
Collections, Investor Finance Charge Collections received since the beginning of the preceding Business
Day shall be reallocated, respectively, as FBC
Principal Collections and VBC Principal Collections until the amounts reallocated equal all unreimbursed
FBC Investor Charge-Offs and unreimbursed VBC Investor
Charge-Offs; provided, however, that if the amount of Investor Finance Charge Collections remaining on any
Allocation Day after making the allocations described in paragraphs (i) through (iv) immediately above is not sufficient to fully satisfy the reallocations required to be made pursuant to this paragraph (v) on such Allocation Day, such remaining Investor Finance Charge
Collections shall be reallocated as follows: (x) an amount equal to the product of such remaining Investor
Finance Charge Collections and the FBC Investor
Percentage shall be reallocated as FBC Principal
Collections and applied to reimburse unreimbursed FBC
Investor Charge-Offs and (y) an amount equal to the product of such remaining Investor Finance Charge
Collections and the VBC Investor Percentage shall be reallocated as VBC Principal Collections and applied to reimburse unreimbursed VBC Charge-Offs;

                   (vi)  sixth, unless an amount
equal to the Subordinated Investor Default Holdback
Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections deposited in the Collection Account since the beginning of the Preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

                  (vii)  seventh, unless an amount
equal to (A) all unreimbursed Subordinated Investor
(FBC) Charge-Offs as of such Allocation Day has been reallocated as Subordinated Principal (FBC Component)
Collections, a portion (based on the FBC Investor
Percentage) of all Investor Finance Charge Collections received since the beginning of the preceding Business
Day shall be reallocated as Subordinated Principal (FBC
Component) Collections; and (B) all unreimbursed
Subordinated Investor (VBC) Charge-Offs as of such
Allocation Day has been reallocated as Subordinated
Principal (VBC Component) Collections, a portion (based on the VBC Investor Percentage) of all Investor Finance
Charge Collections received since the beginning of the preceding Business Day shall be reallocated as Subordinated Principal (VBC Component) Collections;

                 (viii)  eighth, if such
Allocation Day falls within an Early Amortization
Period which commenced (1) on any date on or after August 31, 1997 or (2) as a result of the occurrence of an Early Amortization Event of the type described in Sections 7.01(a), (c), (e), (f), (g) or (j) hereof caused directly or indirectly by (A) the imposition of a Block Period, (B) the removal of Removed Accounts,
(C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and this Series Supplement, then, unless an amount equal to the Projected Make Whole Premium for the Related
Collection Period (together with any Make Whole Premium previously due but not paid on a prior Distribution
Date) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business
Day shall be retained in the Collection Account until such amount is then on deposit and allocated therefor;

                   (ix)  ninth, unless an amount
equal to the Monthly Subordinated Servicing Fee due on the Related Distribution Date, plus any previously unpaid Monthly Subordinated Servicing Fee (but only with respect to the current Servicer) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

                    (x)  tenth, the balance, if
any, of the Investor Finance Charge Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (i) through (ix) above) shall, subject to
Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables
Purchase Agreement.

          (d)  Allocation of Principal Collections.
(i) At the beginning of each Allocation Day, the Servicer shall allocate the FBC Principal Collections for such day as follows and in the following priorities
(each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  if such Allocation Day occurs during
the FBC Revolving Period:

          (1)  first, unless the amount retained in
the Collection Account pursuant to Section
4.01(d)(iii)(A)(2) hereof (as of the preceding Business
Day), is equal to the amount of all unreimbursed FBC
Investor Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business
Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

          (2)  second, if pursuant to Section
4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC Principal
Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the FBC Allocation Percentage for such Allocation Day, and (y) the amount of FBC Principal
Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount
Account; and

          (3)  third, the balance, if any, of FBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1) and (2) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (B)  if such Allocation Day occurs during
the FBC Controlled Amortization Period:

          (1)  first, unless an amount equal to the
FBC Controlled Distribution Amount is then on deposit in the Collection Account and allocated therefor, FBC
Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (2)  second, unless the amount retained in
the Collection Account pursuant to Section
4.01(d)(iii)(B)(2) hereof (as of the preceding Business
Day), is equal to the amount of all unreimbursed FBC
Investor Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business
Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

          (3)  third, if pursuant to Section 4.06(a)
hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC Principal
Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the FBC Allocation Percentage for such Allocation Day, and (y) the amount of FBC Principal
Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount
Account; and

          (4)  fourth, the balance, if any, of FBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (C)  if such Allocation Day occurs during
the Early Amortization Period:

          (1)  first, unless an amount equal to the
FBC Invested Amount is then on deposit in the Collection Account and allocated therefor, FBC
Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

          (2)  second, the balance, if any, of FBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocation described in paragraph (1) above) shall, subject to
Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables
Purchase Agreement.

          (ii) At the beginning of each Allocation
Day, the Servicer shall allocate the VBC Principal
Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  if such Allocation Day occurs during
the VBC  Revolving Period:

          (1)  first, unless the amount retained in
the Collection Account pursuant to Section
4.01(d)(iv)(A)(2) hereof (as of the preceding Business
Day), is equal to the amount of all unreimbursed VBC
Investor Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business
Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

          (2)  second, if pursuant to Section
4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, VBC Principal
Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the VBC Allocation Percentage for such Allocation Day, and (y) the amount of VBC Principal
Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount
Account;

          (3)  third, if the Servicer has received a
Prepayment Notice in accordance with Section 6.04 hereof, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such time as the amount on deposit therein is equal to (1) the Prepayment Amount, or (2) if the Prepayment Date is a Distribution Date later than the second Distribution
Date following the date on which such Prepayment Notice was received by the Servicer, the monthly amount set forth in the Prepayment Notice; and

          (4)  fourth, the balance, if any, of VBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (B)  if such Allocation Day occurs during
the VBC Controlled Amortization Period:

          (1)  first, unless an amount equal to the
VBC Controlled Distribution Amount is then on deposit in the Collection Account and allocated therefor, VBC
Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (2)  second, unless the amount retained in
the Collection Account pursuant to Section
4.01(d)(iv)(B)(2) hereof (as of the preceding Business
Day), is equal to the amount of all unreimbursed VBC
Investor Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business
Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

          (3)  third, if pursuant to Section 4.06(a)
hereof an amount is required to be deposited in the Retained Amount Account on such day, VBC Principal
Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of
(x) the product of (1) the amount of such required deposit and (2) the VBC Allocation Percentage for such Allocation Day, and (y) the amount of VBC Principal
Collections received since the beginning of the preceding Business Day and deposited in the Retained
Amount Account; and

          (4)  fourth, the balance, if any, of VBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (C)  if such Allocation Day occurs during
the Early Amortization Period:

          (1)  first, unless an amount equal to the
VBC Invested Amount is then on deposit in the Collection Account and allocated therefor, VBC
Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

          (2)  second, the balance, if any, of VBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocation described in paragraph (1) above) shall, subject to
Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables
Purchase Agreement.

          (iii)     At the beginning of each Allocation
Day, the Servicer shall allocate the Subordinated
Principal (FBC Component) Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

          (A)  if such Allocation Day occurs during
the FBC  Revolving Period:

          (1)  first, on the last day of each
Collection Period, Subordinated Principal (FBC
Component) Collections will be reallocated as Investor
Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default
Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the FBC Investor Percentage for such day;

          (2)  second, unless an amount equal to the
amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component)
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor
Charge-Offs;

          (3)  third, unless an amount equal to the
amount of all unreimbursed Subordinated Investor (FBC)
Charge-Offs is then on deposit in the Collection
Account and allocated therefor, Subordinated Principal
(FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
Subordinated Investor (FBC) Charge-Offs;

          (4)  fourth, if pursuant to Section
4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated
Principal (FBC Component) Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated Principal Allocation Percentage for such
Allocation Day and (3) the FBC Investor Percentage for such Allocation Day, and (y) the amount of Subordinated
Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

          (5)  fifth, the balance, if any, of
Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (B)  if such Allocation Day occurs during
the FBC Controlled Amortization Period:

          (1)  first, on the last day of each
Collection Period, Subordinated Principal (FBC
Component) Collections will be reallocated as Investor
Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default
Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the FBC Investor Percentage for such day;

          (2)  second, unless an amount equal to the
amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component)
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor
Charge-Offs;

          (3)  third, unless an amount equal to the
amount of all unreimbursed Subordinated Investor (FBC)
Charge-Offs is then on deposit in the Collection
Account and allocated therefor, Subordinated Principal
(FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
Subordinated Investor (FBC) Charge-Offs;

          (4)  fourth, if pursuant to Section
4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated
Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated
Principal Allocation Percentage for such Allocation Day and (3) the FBC Investor Percentage for such Allocation
Day, and (y) the amount of Subordinated Principal (FBC
Component) Collections received since the beginning of the preceding Business Day, and deposited in the Retained Amount Account; and

          (5)  fifth, the balance, if any, of
Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (C)  if such Allocation Day occurs during
the Early Amortization Period:

          (1)  first, on the last day of each
Collection Period, Subordinated Principal (FBC
Component) Collections will be reallocated as Investor
Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default
Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the FBC Investor Percentage for such day;

          (2)  second, unless an amount equal to the
amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component)
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor
Charge-Offs; and

          (3)  third, the balance, if any, of
Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1) and (2) above) (1) so long as the Subordinated Invested Amount (FBC Component) is greater than zero, shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement, and
(2) if the Subordinated Invested Amount (FBC Component) is zero, shall be distributed to the Depositor.

          (iv) At the beginning of each Allocation
Day, the Servicer shall allocate the Subordinated
Principal (VBC Component) Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

            if such Allocation Day occurs during
the VBC  Revolving Period:

          (1)  first, on the last day of each
Collection Period, Subordinated Principal (VBC
Component) Collections will be reallocated as Investor
Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default
Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the VBC Investor Percentage for such day;

          (2)  second, unless an amount equal to the
amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component)
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor
Charge-Offs;

          (3)  third, unless an amount equal to the
amount of all unreimbursed Subordinated Investor (VBC)
Charge-Offs is then on deposit in the Collection
Account and allocated therefor, Subordinated Principal
(VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
Subordinated Investor (VBC) Charge-Offs;

          (4)  fourth, if pursuant to Section
4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated
Principal (VBC Component) Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated Principal Allocation Percentage for such
Allocation Day and (3) the VBC Investor Percentage for such Allocation Day, and (y) the amount of Subordinated
Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

          (5)  fifth, the balance, if any, of
Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (B)  if such Allocation Day occurs during
the VBC Controlled Amortization Period:

          (1)  first, on the last day of each
Collection Period, Subordinated Principal (VBC
Component) Collections will be reallocated as Investor
Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default
Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the VBC Investor Percentage for such day;

          (2)  second, unless an amount equal to the
amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component)
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor
Charge-Offs;

          s ~ third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (VBC)
Charge-Offs is then on deposit in the Collection
Account and allocated therefor, Subordinated Principal
(VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
Subordinated Investor (VBC) Charge-Offs;

          (4)  fourth, if pursuant to Section
4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated
Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated
Principal Allocation Percentage for such Allocation Day and (3) the VBC Investor Percentage for such Allocation
Day, and (y) the amount of Subordinated Principal (VBC
Component) Collections received since the beginning of the preceding Business Day, and deposited in the Retained Amount Account; and

          (5)  fifth, the balance, if any, of
Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

          (C)  if such Allocation Day occurs during
the Early Amortization Period:

          (1)  first, on the last day of each
Collection Period, Subordinated Principal (VBC
Component) Collections will be reallocated as Investor
Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default
Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the VBC Investor Percentage for such day;

          (2)  second, unless an amount equal to the
amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component)
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor
Charge-Offs; and

          (3)  third, the balance, if any, of
Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1) and (2) above) (1) so long as the Subordinated Invested Amount (VBC Component) is greater than zero, shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement, and
(2) if the Subordinated Invested Amount (VBC Component) is zero, shall be distributed to the Depositor.

          (e)  Investor Default Holdback Amounts.
On the last day of each Collection Period (other than in the case of the first Collection Period), the Servicer shall direct the Trustee to apply the Senior
Investor Default Holdback Amount and Subordinated
Investor Default Holdback Amount retained in the
Collection Account during such Collection Period as follows:

          (i)  an amount equal to the lesser of (A)
the product of the Senior Investor Default Holdback
Amount for such Collection Period and the FBC Investor
Percentage in effect for such Collection Period and (B) the product of the Investor Default Amount for such Collection Period and the FBC Allocation Percentage in effect for such Collection Period, shall be reallocated as FBC Principal Collections;

          (ii) an amount equal to the lesser of (A) the product of the Senior Investor Default Holdback
Amount for such Collection Period and the VBC Investor
Percentage in effect for such Collection Period and (B) the product of the Investor Default Amount for such Collection Period and the VBC Allocation Percentage in effect for such Collection Period, shall be reallocated as VBC Principal Collections; and

          (iii) if any of the Senior Investor Default
Holdback Amount for such Collection Period remains in the Collection Account after making the reallocations described in paragraphs (i) and (ii) above, (A) a portion of such remaining amount (equal to the product of such amount and the FBC Investor Percentage in effect for such Collection Period) shall be reallocated as Subordinated Principal (FBC Component) Collections and shall result in a corresponding reinstatement of the Subordinated Invested Amount (FBC Component) (to the extent that any reduction has previously been made to such amount); and (B) a portion of such remaining amount (equal to the product of such amount and the VBC
Investor Percentage in effect for such Collection
Period) shall be reallocated as Subordinated Principal
(VBC Component) Collections and shall result in a corresponding reinstatement of the Subordinated
Invested Amount (VBC Component) (to the extent that any reduction has previously been made to such amount);

          (iv) an amount equal to (A) the lesser of
(1) the product of (x) the Subordinated Investor
Default Holdback Amount for such Collection Period and
(y) the FBC Investor Percentage in effect for such Collection Period, and (2) the product of (x) the Investor Default Amount for such Collection Period, (y) the Subordinated Allocation Percentage in effect for such Collection Period and (z) the FBC Investor
Percentage in effect for such Collection Period shall be reallocated as Subordinated Principal (FBC
Component) Collections, and (B) the lesser of (1) the product of (x) the Subordinated Investor Default
Holdback Amount for such Collection Period and (y) the
VBC Investor Percentage in effect for such Collection
Period, and (2) the product of (x) the Investor Default
Amount for such Collection Period, (y) the Subordinated
Allocation Percentage in effect for such Collection
Period and (z) the VBC Investor Percentage in effect for such Collection Period shall be reallocated as Subordinated Principal (VBC Component) Collections; and

          (v)  if any of the Subordinated Investor
Default Holdback Amount for such Collection Period remains in the Collection Account after making the reallocations described in paragraph (iv) above, such remaining amount shall be distributed to the Depositor for application in accordance with the Receivables
Purchase Agreement.

          (f)  Distributions.  (i)  On or before
each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Fixed Base Certificateholders on the following Distribution Date from amounts on deposit in the Collection Account:

          (A)  if such Determination Date occurs
during the FBC Revolving Period: (1) an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Fixed Base Certificates pursuant to
Section 4.01(c)(ii) and (2) an amount equal to the lesser of the Projected Make Whole Premium for the Related Collection Period and the Make Whole Premium calculated as of such Determination Date; or

          (B)  if such Determination Date occurs
during the FBC Controlled Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
Collection Period in respect of the Fixed Rate
Certificates pursuant to Sections 4.01(c)(ii) and 4.01(d)(i)(B)(1); or

          (C)  if such Determination Date occurs
during the Early Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Fixed Rate Certificates pursuant to Sections 4.01(c)(ii) and 4.01(d)(i)(C)(1);

         (ii)  On each Interim Determination Date, the
Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Variable Base Certificateholder on the Related Interim
Distribution Date from amounts on deposit in the Collection Account on such Interim Determination Date, an amount equal to the lesser of (x) the amount, if any, retained in the Collection Account for the Related
Interest Period in respect of the Variable Base
Certificate pursuant to Section 4.01(c)(ii) and (y) the VBC Interest due on such Related Interim Distribution
Date; and

          On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Variable Base Certificateholder on the following
Distribution Date from amounts on deposit in the Collection Account:

          (A)  if such Determination Date occurs
during the VBC Revolving Period, the amount, if any, retained in the Collection Account for the Related
Interest Period in respect of the Variable Base
Certificate pursuant to Section 4.01(c)(ii); or

          (B)  if such Determination Date occurs
during the VBC Controlled Amortization Period, an amount equal to the sum of (I) the amount, if any, retained in the Collection Account for the Related
Interest Period in respect of the Variable Base
Certificate pursuant to Section 4.01(c)(ii) and (II) the amount, if any, retained in the Collection Account during the Related Collection Period in respect of the Variable Base Certificate pursuant to Section
4.01(d)(ii)(B)(1); or

          (C)  if such Determination Date occurs
during the Early Amortization Period, an amount equal to the sum of (I) the amount, if any, retained in the Collection Account for the Related Interest Period in respect of the Variable Base Certificate pursuant to
Section 4.01(c)(ii) and (II) the amount, if any, retained in the Collection Account during the Related
Collection Period in respect of the Variable Base
Certificate pursuant to Section 4.01(d)(ii)(C)(1);

        (iii)  On or before each Determination Date,
the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Servicer on the following Distribution Date from amounts on deposit in the Collection Account, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection
Period pursuant to Sections 4.01(c)(i) and 4.01(c)(ix);
provided, however, so long as Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph (iii) an amount equal to $8,000 (plus any prior payments of such amount which remain unpaid) as payment for the fees of the Standby Servicer; and

         (iv)  On each Distribution Date, the Servicer
shall provide written instructions to the Trustee directing the Trustee to distribute all amounts retained in the Collection Account pursuant to Section
4.01(c) and Section 4.01(d) and not required for any other purpose to the Depositor for application in accordance with the Receivables Purchase Agreement.

          (g)  Other Amounts.  The withdrawals to be
made from the Collection Account pursuant to this
Section 4.01 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificates pursuant to Section 2.03 of the Agreement, payment of the purchase price for Additional Invested
Amounts pursuant to Section 6.02 hereof and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or Section 12.02 of the Agreement.

          (h)  Series 1996-1 Proceeds.  The Trustee
shall transfer from the Collection Account to the Special Prepayment Account proceeds received by the Trustee in connection with the sale and issuance of the Series 1996-1 Fixed Base Certificate.

          SECTION 4.02.  Interest; Unutilized
Commitment Fee. (a) FBC Monthly Interest. The amount of monthly interest ("FBC Monthly Interest") distributable from the Collection Account (or, in the case of the first Distribution Date, from the Capitalized Interest Account) with respect to the Fixed
Base Certificates on any Distribution Date shall be an amount equal to one-twelfth (1/12th) of the product of
(i) the FBC Invested Amount as of the close of business on the first day of the Related Collection Period, and
(ii) the FBC Interest Rate; provided that in the case of the initial Interest Period the FBC Monthly Interest shall be $122,500. On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any, of (x) the sum of FBC Monthly
Interest for the Related Interest Period plus the amount, if any, of the FBC Interest Shortfall which was due but not paid on the prior Distribution Date over
(y) the amount which will be available to be distributed to the Holders of the Fixed Base
Certificates on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "FBC Interest Shortfall"). If, on any Distribution Date, the FBC Interest Shortfall is greater than zero, then an additional amount ("FBC
Additional Interest") shall be payable as provided herein with respect to Fixed Base Certificates on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the FBC
Interest Shortfall is paid to the Holders of the Fixed
Base Certificates, in an amount equal to one-twelfth of the product of (i) such FBC Interest Shortfall (or the portion thereof which has not previously been paid to Fixed Base Certificateholders) and (ii) the FBC
Interest Rate. Notwithstanding anything to the contrary herein, FBC Additional Interest shall be paid or distributed on Fixed Base Certificates only to the extent permitted by applicable law.

          (b)  VBC Interest.  The amount of interest
("VBC Interest") distributable from the Collection
Account with respect to the Variable Base Certificate on any VBC Payment and Drawdown Date shall be an amount equal to the product of (i) the VBC Invested Amount as of the close of business on the previous VBC Payment and Drawdown Date (after giving effect to all distributions, if any, made on such date), (ii) the VBC
Interest Rate in effect for the Related Interest Period and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest
Period, and the denominator of which is 360. On the Determination Date or Interim Determination Date, as the case may be, preceding each VBC Payment and Drawdown Date, the Servicer shall determine the excess, if any, of (x) the sum of the VBC Interest for the Related Interest Period plus the amount, if any, of the VBC Interest Shortfall which was due but not paid on the prior VBC Payment and Drawdown Date over (y) the amount which will be available to be distributed to the Holder of the Variable Base Certificate on such VBC
Payment and Drawdown Date in respect thereof pursuant to this Series Supplement (such excess, the "VBC
Interest Shortfall").  If, on any VBC Payment and
Drawdown Date, the VBC Interest Shortfall is greater than zero, then an additional amount ("VBC Additional
Interest") shall be payable as provided herein with respect to the Variable Base Certificate on each VBC
Payment and Drawdown Date following such VBC Payment and Drawdown Date, to but excluding the VBC Payment and Drawdown Date on which the VBC Interest Shortfall is paid to the Holder of the Variable Base Certificate, in an amount equal to the product of (i) such VBC Interest
Shortfall (or the portion thereof which has not previously been paid to the Variable Base
Certificateholder), (ii) the VBC Interest Rate in effect for the Related Interest Period, and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest Period, and the denominator of which is 360. Notwithstanding anything to the contrary herein, VBC Additional Interest shall be paid or distributed on the Variable Base Certificate only to the extent permitted by applicable law.

          (c)  VBC Unutilized Commitment Fee.  On
the Determination Date preceding each Distribution
Date, the Servicer shall determine the excess, if any, of (i) the sum of the VBC Unutilized Commitment Fee for the applicable Distribution Period plus the amount, if any, of the VBC Unutilized Commitment Fee Shortfall which was due but not paid on the prior Distribution
Date over (ii) the amount which will be available to be distributed to the Holder of the Variable Base
Certificate on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "VBC Unutilized Commitment Fee Shortfall").
If, on any Distribution Date, the VBC Unutilized
Commitment Fee Shortfall is greater than zero, then an additional amount ("VBC Additional Unutilized
Commitment Fee") shall be payable as provided herein for the VBC Unutilized Commitment Fee on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the VBC
Unutilized Commitment Fee Shortfall is paid to the Holder of the Variable Base Certificate, in an amount equal to the product of (i) such VBC Unutilized
Commitment Fee Shortfall (or the portion thereof which has not previously been paid to the Variable Base
Certificateholder), (ii) the unutilized commitment fee rate (based on a year of 365 days or 366 days, as the case may be) set forth in the Variable Base
Certificate, and (iii) a fraction, the numerator of which is the number of days in the applicable
Distribution Period, and the denominator of which is the number of days in the then current calendar year.
Notwithstanding anything to the contrary herein, VBC
Additional Unutilized Commitment Fee shall be paid or distributed on the Variable Base Certificate only to the extent permitted by applicable law.

          (d)  Adjustment of Discount Rate.  (i)  On
each Reset Date, the Servicer shall calculate the Additional Discount Rate and, if such rate is positive, cause the Depositor to increase the Discount Rate by the amount of the Additional Discount Rate calculated on such Reset Date; provided, however, that any such increase shall be made in accordance with, and subject to the limitations of, Section 2.07 of the Agreement.
If the Additional Discount Rate so calculated is negative, the Servicer shall cause the Depositor to reduce the Discount Rate by such rate; provided, however, that any such reduction shall be made in accordance with, and subject to the limitations of,
Section 2.07 of the Agreement; and provided further, however, that such reduction shall not cause the Discount Rate to be less than the Discount Rate at the time the Initial VBC Interest Rate was established.

          (ii)  If the average of the Portfolio Yield
for any three consecutive Collection Periods is reduced to a rate which is less than one-half of one percent
(0.5%) in excess of the Base Rate, the Depositor shall, subject to compliance with Section 2.07 of the Agreement, increase the Discount Rate in accordance with the Agreement by an amount estimated to cause the Portfolio Yield to increase on an annualized basis in future Collection Periods by at least one percent (1%).

          SECTION 4.03.  Determination of Monthly
Principal. (a) (i)FBC Monthly Principal. The amount of monthly principal ("FBC Monthly Principal") distributable from the Collection Account with respect to the Fixed Base Certificates on each Distribution
Date during the FBC Revolving Period shall be zero.

                          (ii)     The amount of FBC
Monthly Principal distributable from the Collection
Account with respect to the Fixed Base Certificates on each Distribution Date during the FBC Controlled
Amortization Period or the Early Amortization Period shall be equal to the FBC Principal Collections
(including Investor Finance Charge Collections reallocated as FBC Principal Collections) on deposit in the Collection Account on such Distribution Date;
provided, however, that the amount of FBC Monthly
Principal distributable to the Holders of the Fixed
Base Certificates on any Distribution Date during the FBC Controlled Amortization Period or Early
Amortization Period, as the case may, shall in no event exceed the FBC Invested Amount in effect on the Business Day preceding such Distribution Date.

          (b)(i)  VBC Monthly Principal.  The amount
of monthly principal ("VBC Monthly Principal") distributable from the Collection Account with respect to the Variable Base Certificate on each Distribution
Date during the VBC Revolving Period shall, except as provided in Section 4.07 hereof, be zero.

                          (ii)     The amount of VBC
Monthly Principal distributable from the Collection
Account with respect to the Variable Base Certificate on each Distribution Date during the VBC Controlled
Amortization Period or the Early Amortization Period shall be equal to the VBC Principal Collections
(including Investor Finance Charge Collections reallocated as VBC Principal Collections) on deposit in the Collection Account on such Distribution Date;
provided, however, that the amount of VBC Monthly
Principal distributable to the Holder of the Variable
Base Certificate on any Distribution Date during the VBC Controlled Amortization Period or Early
Amortization Period, as the case may, shall in no event exceed the VBC Invested Amount in effect on the Business Day preceding such Distribution Date.

          SECTION 4.04.  Series Accounts.  (a)  The
Servicer, for the benefit of the Certificateholders,
shall establish and maintain in the name of the
Trustee, on behalf of the Trust, (i) an Eligible
Deposit Account (the "Capitalized Interest Account"),
which shall be identified as the "Capitalized Account
for Gottschalks Credit Card Master Trust, Series
1994-1", (ii) an Eligible Deposit Account (the
"Retained Amount Account"), which shall be identified
as the "Retained Amount Account for Gottschalks Credit
Card Master Trust, Series 1994-1", (iii) an Eligible
Deposit Account (the "Prepayment Account"), which shall
be identified as the "Prepayment Account for
Gottschalks Credit Card Master Trust, Series 1994-1",
(iv) an Eligible Deposit Account (the "Special
Prepayment Account"), which shall be identified as the
"Special Prepayment Account for Gottschalks Credit Card
Master Trust, Series 1994-1", (v) an Eligible Deposit
Account (the "Spread Account"), which shall be
identified as the "Spread Account for Gottschalks
Credit Card Master Trust, Series 1994-1", and (vi) an
Eligible Deposit Account (the "Successor Servicer
Account"), which shall be identified as the "Successor
Servicer Account for Gottschalks Credit Card Master
Trust, Series 1994-1".   Each of the Capitalized
Interest Account, the Retained Amount Account, the
Prepayment Account and the Spread Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Successor Servicer Account shall be held for the exclusive benefit of potential
Successor Servicers. The Capitalized Interest Account, the Retained Amount Account, the Prepayment Account, the Special Prepayment Account, the Spread Account and the Successor Servicer Account are referred to herein individually as a "Series Account" and collectively as "Series Accounts."

          (b)  At the written direction of the
Servicer, funds on deposit in any Series Account shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature no later than the date on which such funds are expected to be withdrawn from such Series Account. All such Eligible
Investments shall be held by the Trustee for the benefit of the Certificateholders. All interest and other investment earnings (net of losses and investment expenses) of funds on deposit in the Series Accounts shall be deposited in the Collection Account as Finance
Charge Collections.

          (c)  The Capitalized Interest Account
shall be maintained until all amounts on deposit therein have been applied in accordance with Section
4.05 hereof. The Retained Amount Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.06(g) or (h) hereof. The Prepayment Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(a) hereof. The Spread
Account shall be maintained until all amounts on deposit therein have been applied in accordance with
Section 4.07(d) hereof. The Successor Servicer Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section
4.07(e) hereof.

          (d)  The Trustee shall possess all right,
title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Series Accounts and in all proceeds thereof.
Each Series Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any Series
Account ceases to be an Eligible Deposit Account the Servicer shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) instruct the Trustee to establish a new Series Account meeting the conditions specified in subsection (a) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series Account.
Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series Account, except as expressly provided herein. Schedule 1 hereto, which is hereby incorporated into and made part of this Series
Supplement, identifies the Series Accounts by setting forth for each such account the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Series Account is established pursuant to this Section 4.04, the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Series Account.

          (e)  The Servicer shall maintain a ledger
for the Retained Amount Account and shall record in such ledger the FBC Component, the VBC Component, the Subordinated Component (FBC) and the Subordinated
Component (VBC) of each deposit made by the Trustee to, and each withdrawal by the Trustee from, the Retained
Amount Account. The Servicer shall also maintain a ledger for the Spread Account and shall record in such ledger the FBC Component and the VBC Component for each deposit made by the Trustee to, and withdrawal by the Trustee from, the Spread Account.

          (f)  Pursuant to the authority granted to
the Servicer in Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Series Accounts for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

          SECTION 4.05.  Capitalized Interest
Account. On the Closing Date, the Trustee shall deposit in the Capitalized Interest Account from the proceeds of the sale of the Fixed Base Certificates an amount equal to the FBC Monthly Interest that will have accrued and be due and payable to the Holders of the Fixed Base Certificates on the first Distribution Date.
On the first Distribution Date, the Servicer shall cause the Trustee to withdraw from the Capitalized
Interest Account for distribution to the Holders of the Fixed Base Certificates an amount equal to the FBC
Monthly Interest that is due and payable on such Distribution Date.

          SECTION 4.0|
  Retained Amount Account. The Servicer shall cause the Trustee to deposit amounts in, and withdraw amounts from, the Retained Amount Account as follows:

          (a)  If, at the close of business of the
Servicer on any Business Day prior to the commencement of the Early Amortization Period, the Required Series
Pool Balance at such time exceeds the sum of (i) the Series Pool Balance at such time, (ii) the balance of the Retained Amount Account at such time, (iii) the balance of the Prepayment Account at such time and (iv) the balance of the Special Prepayment Account at such time, the Servicer shall cause the Trustee to withdraw from the Collection Account in accordance with Section
4.01(d) and deposit in the Retained Amount Account on such day an amount equal to the lesser of (x) such excess and (y) if such day falls within both (1) the FBC Revolving Period and the VBC Revolving Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections
4.01(d)(i)(A)(2), 4.01(d)(ii)(A)(2), 4.01(d)(iii)(A)(4)
and 4.01(d)(iv)(A)(4) hereof; (2) the FBC Revolving
Period and the VBC Controlled Amortization Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections
4.01(d)(i)(A)(2), 4.01(d)(ii)(B)(3), 4.01(d)(iii)(A)(4)
and 4.01(d)(iv)(A)(4) hereof; or (3) the FBC Controlled
Amortization Period and the VBC Controlled Amortization
Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections
4.01(d)(i)(B)(3), 4.01(d)(ii)(B)(3), 4.01(d)(iii)(B)(4)
and 4.01(d)(iv)(B)(4) hereof.

          (b)  If, at the close of business of the
Servicer on any Business Day prior to the commencement of the Early Amortization Period, the balance of the Retained Amount Account is greater than zero, and the sum of (i) the Series Pool Balance at such time, (ii) the balance of the Retained Amount Account at such time, (iii) the balance of the Prepayment Account at such time and (iv) the balance of the Special
Prepayment Account at such time, exceeds the Required
Series Pool Balance, the Servicer shall cause the Trustee to withdraw from the Retained Amount Account for distribution to the Depositor on such day an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the Retained Amount
Account. Any such withdrawal shall, to the greatest extent possible, reduce (1) the FBC Component and the VBC Component of the Retained Amount Account by the product of the FBC Allocation Percentage or the VBC
Allocation Percentage, as the case may be, and the amount of such withdrawal, (2) the Subordinated
Component (FBC) of the Retained Amount Account by the product of the Subordinated Allocation Percentage, the FBC Investor Percentage and the amount of such withdrawal, and (3) the Subordinated Component (VBC) of the Retained Amount Account by the product of the Subordinated Allocation Percentage, the VBC Investor
Percentage and the amount of such withdrawal.

          (c)  If, at the close of business of the
Servicer on the last day of any Collection Period occurring during the FBC Controlled Amortization
Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount
Account described in subsections (a) and (b) of this
Section 4.06) and (ii) the Servicer has determined on such last day that the difference between the FBC
Controlled Amortization Amount and the amount of FBC
Principal Collections on deposit in the Collection
Account on such last day is greater than zero, the Servicer shall cause the Trustee to withdraw from the FBC Component of the Retained Amount Account for deposit in the Collection Account as FBC Principal
Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the FBC Component of the Retained Amount Account.

          (d)  If, at the close of business of the
Servicer on the last day of any Collection Period occurring during the VBC Controlled Amortization
Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount
Account described in subsections (a) and (b) of this
Section 4.06) and (ii) the Servicer has determined on such last day that the difference between the VBC
Controlled Distribution Amount and the amount of VBC
Principal Collections on deposit in the Collection
Account on such last day is greater than zero, the Servicer shall cause the Trustee to withdraw from the VBC Component of the Retained Amount Account for deposit in the Collection Account as VBC Principal
Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the VBC Component of the Retained Amount Account.

          (e)  If, at the close of business of the
Servicer on the last day of any Collection Period occurring prior to the commencement of the Early
Amortization Period, (i) the balance of the Retained
Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawals from, the Retained Amount Account described in subsections (a),
(b) and (c) of this Section 4.06) and (ii) the Servicer has determined on such last day that (A) a FBC Investor
Charge-Off will be required to be made on the Related
Distribution Date, and/or (B) one or more FBC Investor
Charge-Offs made on one or more prior Distribution
Dates has not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as FBC Principal Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

               (x)  first, an amount equal to the
lesser of (1) the sum of the amount of such FBC
Investor Charge-Off to be made and/or unreimbursed FBC
Investor Charge-Offs and (2) an amount equal to the balance of the Subordinated Component (FBC) of the Retained Amount Account; and

               (y)  second, an amount equal to the
lesser of (1) the amount, if greater than zero, by which the sum of the amount of such FBC Investor
Charge-Off to be made and/or unreimbursed FBC Investor
Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the FBC
Component of the Retained Amount Account.

          (f)  If, at the close of business of the
Servicer on the last day of any Collection Period occurring prior to the commencement of the Early
Amortization Period, (i) the balance of the Retained
Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections (a),
(b) and (d) of this Section 4.06) and (ii) the Servicer has determined on such last day that (A) a VBC Investor
Charge-Off will be required to be made on the Related
Distribution Date, and/or (B) one or more VBC Investor
Charge-Offs made on one or more prior Distribution
Dates has not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as VBC Principal Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

               (x)  first, an amount equal to the
lesser of (1) the sum of the amount of such VBC
Investor Charge-Off to be made and/or unreimbursed VBC
Investor Charge-Offs and (2) an amount equal to the balance of the Subordinated Component (VBC) of the Retained Amount Account; and

               (y)  second, an amount equal to the
lesser of (1) the amount, if greater than zero, by which the sum of the amount of such VBC Investor
Charge-Off to be made and/or unreimbursed VBC Investor
Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the VBC
Component of the Retained Amount Account.

          (g)  If, at the close of business of the
Servicer on the last day of the first Collection Period occurring during the Early Amortization Period, the balance of the Retained Amount Account is greater than zero, the Servicer shall cause the Trustee to withdraw from the Retained Amount Account for deposit in the Collection Account (i) as FBC Principal Collections, the balance of the FBC Component of the Retained Amount
Account; and (ii) as VBC Principal Collections, the balance of the VBC Component of the Retained Amount
Account.  The balance, if any, of the Subordinated
Component (FBC) of the Retained Amount Account at the commencement of the Early Amortization Period will be retained in the Retained Amount Account and shall be applied to the extent necessary, to avoid FBC Investor
Charge-Offs or to reimburse unreimbursed FBC Investor
Charge-Offs.  The balance, if any, of the Subordinated
Component (VBC) of the Retained Amount Account at the commencement of the Early Amortization Period will be retained in the Retained Amount Account and shall be applied to the extent necessary, to avoid VBC Investor
Charge-Offs or to reimburse unreimbursed VBC Investor
Charge-Offs.

          (h)  At the close of business of the
Servicer on the earlier of (i) the Series Termination
Date and (ii) the date on which the Invested Amount has been reduced to zero, the balance, if any, remaining in the Retained Amount Account shall be withdrawn and transferred to the Depositor for application in accordance with the Receivables Purchase Agreement.

          SECTION 4.07.  Prepayment Account; Spread
Account; Successor Servicer Account. (a) Amounts deposited in the Prepayment Account in accordance with
Section 4.01(d)(ii)(A)(3) pursuant to a Prepayment
Notice hereof shall be withdrawn on the Prepayment Date set forth in such Prepayment Notice and distributed to the Holder of the Variable Base Certificate as a prepayment of the VBC Invested Amount. Amounts deposited in the Special Prepayment Account in accordance with Section 4.01(h) shall be withdrawn and applied at the written direction of the Depositor to prepay the VBC Invested Amount or, if not so used, for transfer to the Collection Account and allocation as Investor Principal Collections.

          (b)  If on any Determination Date the
Servicer determines that a FBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the FBC Component of the Spread Account and deposit in the Collection Account an amount equal to the lesser of (i) the amount of such FBC Deficiency
Amount and (ii) the balance of the FBC Component of the Spread Account. Amounts so deposited in the Collection
Account shall be set aside therein to cure (in whole or part) the amount of any such FBC Deficiency Amount. In the event that a withdrawal is made from the FBC
Component of the Spread Account on any Determination
Date and the amount of such withdrawal is less than the FBC Deficiency Amount calculated on such Determination
Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(a)(i)(A), second, against the amounts described in Section 4.08(a)(i)(B), third, against the amounts described in Section 4.08(a)(i)(C), and fourth, against the amounts described in Section
4.08(a)(i)(D).

          (c)  If on any Determination Date the
Servicer determines that a VBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the VBC Component of the Spread Account and deposit in the Collection Account an amount equal to the lesser of (i) the amount of such VBC Deficiency
Amount and (ii) the balance of the VBC Component of the Spread Account. Amounts so deposited in the Collection
Account shall be set aside therein to cure (in whole or part) the amount of any such VBC Deficiency Amount. In the event that a withdrawal is made from the VBC
Component of the Spread Account on any Determination
Date and the amount of such withdrawal is less than the VBC Deficiency Amount calculated on such Determination
Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(b)(i)(A), second, against the amounts described in Section 4.08(b)(i)(B), third, against the amounts described in Section 4.08(b)(i)(C), fourth, against the amounts described in Section
4.08(b)(i)(D), fifth, against the amounts described in
Section 4.08(b)(i)(E), and sixth, against the amounts described in Section 4.08(b)(i)(F).

          (d)  At the close of business of the
Servicer on the earlier of (i) the Series Termination
Date and (ii) the date on which the Invested Amount has been reduced to zero, the balance, if any, remaining in the Spread Account shall be withdrawn and transferred to the Depositor.

          (e)  Prior to the distribution in any
Collection Period of any Investor Finance Charge
Collections or Investor Principal Collections from the
Collection Account to the Depositor pursuant to Sections 4.01(c)(ix), 4.01(d)(i)(A)(3),
4.01(d)(ii)(A)(4), 4.01(d)(iii)(A)(5),
4.01(d)(iv)(A)(5), 4.01(d)(i)(B)(4), 4.01(d)(ii)(B)(4),
4.01(d)(iii)(B)(5), 4.01(d)(iv)(B)(5),
4.01(d)(i)(C)(2), 4.01(d)(ii)(C)(2),
4.01(d)(iii)(C)(3), 4.01(d)(iv)(C)(3), the Trustee
shall withdraw from the Collection Account and deposit in the Successor Servicer Account an amount of $35,000 for such Collection Period until such time as $200,000 is on deposit in the Successor Servicer Account and, thereafter, the obligation to fund the Successor
Servicer Account shall cease. Amounts on deposit in the Successor Servicer Account may be withdrawn only to pay costs associated with the replacement of Gottschalks as Servicer. If a Successor Servicer is appointed to replace Gottschalks as Servicer, the Trustee shall, upon receipt of written requisitions from such Successor Servicer, withdraw from the Successor Servicer Account within the three (3) month period following such appointment amounts as and when needed to reimburse such Successor Servicer for documented costs incurred in connection with the appointment of such Successor Servicer and the performance of its duties under the Agreement. Any amount on deposit in the Successor Servicer Account on the three month anniversary of such appointment shall be distributed to the Depositor. If Gottschalks is not replaced as Servicer, on the earlier of (i) the date on which the Invested Amount is zero, or (ii) the Series
Termination Date, all amounts on deposit in the Successor Servicer Account shall be distributed to the Depositor. Notwithstanding the foregoing provisions of this Section 4.07(e), no such withdrawals and deposits shall be made if the Depositor provides the Trustee by April 11, 1994 with, or causes the Trustee to be provided by April 11, 1994 with, and at all times thereafter shall maintain, an irrevocable direct pay letter of credit with a face amount equal to the difference between $200,000 and the amount on deposit in the Successor Servicer Account, which letter of credit shall be in a form reasonably acceptable to the Trustee, issued by an Eligible Institution, and which permits the Trustee to draw thereunder upon the replacement of Gottschalks as Servicer under the Agreement.

          SECTION 4.08.  Deficiency Amount.  (a)  FBC
Deficiency Amount.  On each Determination Date, the
Servicer shall determine the amount (the "FBC
Deficiency Amount"), if any, by which (i) the sum of
(A) a pro rata portion (based on the FBC Investor
Percentage) of the Monthly Senior Servicing Fee for the
Related Distribution Date, (B) the FBC Monthly Interest for the Related Interest Period, (C) all FBC Carryover
Interest for the Related Interest Period, and (D) the
FBC Investor Default Amount, if any, for the Related
Collection Period, exceeds (ii) the sum of (A) the Investor Finance Charge Collections allocated to the
Fixed Base Certificates during the Related Collection
Period pursuant to Section 4.01(c)(ii), (B) a pro rata portion (based on the FBC Allocation Percentage) of the Investor Finance Charge Collections retained in the
Collection Account pursuant to Section 4.01(c)(i) during the Related Collection Period, (C) a pro rata portion (based on the FBC Allocation Percentage) of the Investor Investment Proceeds on deposit in the Collection Account on such Determination Date, (D) a pro rata portion (based on the FBC Investor Percentage) of the balance of the Spread Account as of such Determination Date, (E) the FBC Component of the balance of the Retained Amount Account as of such Determination Date, and (F) a pro rata portion (based on the FBC Investor Percentage) of the Collections allocated to the Senior Investor Default Holdback
Amount for the Related Collection Period. In the event the FBC Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

          (b)  VBC Deficiency Amount.  On each
Determination Date, the Servicer shall determine the amount (the "VBC Deficiency Amount"), if any, by which
(i) the sum of (A) a pro rata portion (based on the VBC
Investor Percentage) of the Monthly Senior Servicing
Fee due on the Related Distribution Date, (B) the aggregate VBC Interest for each Interest Period included within the related Distribution Period, (C) all Carryover VBC Interest for the related Distribution
Period, (D) the VBC Unutilized Commitment Fee for the related Distribution Period, (E) the VBC Carryover
Unutilized Commitment Fee for the related Distribution
Period, (F) the VBC Investor Default Amount, if any, for such Distribution Date, exceeds (ii) the sum of (A) the Investor Finance Charge Collections allocated to the Variable Base Certificate during the Related
Collection Period pursuant to Section 4.01(c)(ii), (B) a pro rata portion (based on the VBC Allocation
Percentage) of the Investor Finance Charge Collections retained in the Collection Account pursuant to Section
4.01(c)(i) during the Related Collection Period, (C) a pro rata portion (based on the VBC Allocation
Percentage) of the Investor Investment Proceeds on deposit in the Collection Account on such Determination
Date, (D) a pro rata portion (based on the VBC Investor
Percentage) of the balance of the Spread Account as of such Determination Date, (E) the VBC Component of the balance of the Retained Amount Account as of such Determination Date, and (F) a pro rata portion (based on the VBC Investor Percentage) of the Collections allocated to the Senior Investor Default Holdback
Amount for the Related Collection Period. In the event the VBC Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

          SECTION 4.09.  Investor Charge-Offs.  (a)
FBC Investor Charge-Offs.  If on a Distribution Date
(i) the FBC Deficiency Amount (after giving effect to any deposits to the Collection Account made in accordance with Sections 4.06(e) and 4.07(b) hereof) for such Distribution Date exceeds the amount, if any, by which (A) the FBC Investor Default Amount for the Related Collection Period exceeds (B) the product of
(x) the Senior Investor Default Holdback Amount for the
Related Collection Period and (y) the FBC Investor
Percentage for the Related Collection Period, then, the Subordinated Invested Amount (FBC Component) shall be reduced by the amount of such excess (a "Subordinated
Reduction (FBC)"), but by no more than the FBC Investor
Default Amount for such Distribution Date. In the event that a Subordinated Reduction (FBC) would cause the Subordinated Invested Amount (FBC Component) to be a negative number, the Subordinated Invested Amount
(FBC Component) shall instead be reduced to zero, and the FBC Invested Amount shall be reduced by the amount which the Subordinated Invested Amount (FBC Component) would have been reduced below zero, but by not more than the FBC Investor Default Amount for such Distribution Date (such reduction to the FBC Invested
Amount, a "FBC Investor Charge-Off").  FBC Investor
Charge-Offs shall be reimbursed and the FBC Invested
Amount shall thereafter be increased (but not by an amount in excess of the aggregate FBC Investor
Charge-Offs) on any Distribution Date by the amount of Investor Finance Charge Collections reallocated as FBC
Principal Collections for that purpose pursuant to
Section 4.01(c)(v), as well as from withdrawals from the Retained Amount Account and from Subordinated
Principal (FBC Component) Collections retained in the
Collection Account pursuant to Section
4.01(d)(iii)(A)(2) and 4.01(d)(iii)(B)(2) hereof.

          (b)  VBC Investor Charge-Offs.  If on a
Distribution Date (i) the VBC Deficiency Amount (after giving effect to any deposits to the Collection Account made in accordance with Sections 4.06(f) and 4.07(c) hereof) for such Distribution Date exceeds the amount, if any, by which (A) the VBC Investor Default Amount for the Related Collection Period exceeds (B) the product of (x) the Senior Investor Default Holdback
Amount for the Related Collection Period and (y) the
VBC Investor Percentage for the Related Collection
Period, then, the Subordinated Invested Amount (VBC
Component) shall be reduced by the amount of such excess (a "Subordinated Reduction (VBC)"), but by no more than the VBC Investor Default Amount for such Distribution Date. In the event that a Subordinated
Reduction (VBC) would cause the Subordinated Invested
Amount (VBC Component) to be a negative number, the Subordinated Invested Amount (VBC Component) shall instead be reduced to zero, and the VBC Invested Amount shall be reduced by the amount which the Subordinated
Invested Amount (VBC Component) would have been reduced below zero, but by not more than the VBC Investor
Default Amount for such Distribution Date (such reduction to the VBC Invested Amount, a "VBC Investor
Charge-Off"). VBC Investor Charge-Offs shall be reimbursed and the VBC Invested Amount shall thereafter be increased (but not by an amount in excess of the aggregate VBC Investor Charge-Offs) on any Distribution
Date by the amount of Investor Finance Charge
Collections reallocated as VBC Principal Collections for that purpose pursuant to Section 4.01(c)(v), as well as from withdrawals from the Retained Amount
Account and from Subordinated Principal Collections
(VBC Component) retained in the Collection Account pursuant to Section 4.01(d)(iv)(A)(2) and
4.01(d)(iv)(B)(2) hereof.

          (c)  Subordinated Investor (FBC)
Charge-Offs. Subordinated Reductions (FBC) and amounts withdrawn from Subordinated Principal (FBC Component)
Collections pursuant to Section 4.01(d)(iii)(A)(2) and 4.01(d)(iii)(B)(2) are collectively referred to herein as "Subordinated Investor (FBC) Charge-Offs."
Subordinated Investor (FBC) Charge-Offs will result in a reduction in the Subordinated Invested Amount (FBC
Component). Subordinated Investor (FBC) Charge-Offs shall be reimbursed and the Subordinated Invested
Amount (FBC Component) increased (but not by an amount in excess of the aggregate amount of Subordinated
Investor (FBC) Charge-Offs) to the extent that Investor
Finance Charge Collections are reallocated as Subordinated Principal (FBC Component) Collections pursuant to Section 4.01(c)(vii)(A) and 4.01(e)(iv)(A) hereof.

          (d)  Subordinated Investor (VBC)
Charge-Offs. Subordinated Reductions (VBC) and amounts withdrawn from Subordinated Principal (VBC Component)
Collections pursuant to Section 4.01(d)(iv)(A)(2) and 4.01(d)(iv)(B)(2) are collectively referred to herein as "Subordinated Investor (VBC) Charge-Offs."
Subordinated Investor (VBC) Charge-Offs will result in a reduction in the Subordinated Invested Amount (VBC
Component). Subordinated Investor (VBC) Charge-Offs shall be reimbursed and the Subordinated Invested
Amount (VBC Component) increased (but not by an amount in excess of the aggregate amount of Subordinated
Investor (VBC) Charge-Offs) to the extent that Investor
Finance Charge Collections are reallocated as Subordinated Principal (VBC Component) Collections pursuant to Section 4.01(c)(vii)(B) and 4.01(e)(iv)(B) hereof.

                         ARTICLE V

               Distributions and Reports to
                    Certificateholders

          SECTION 5.01.  Distributions.  (a)  On
each Distribution Date, the Trustee shall distribute to the Certificateholders of record on the preceding
Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Certificateholder's pro rata share of the amounts required to be distributed pursuant to Article IV hereof and in accordance with the written direction of the Servicer. Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

          SECTION 5.02.  Reports and Statements to
Certificateholders.  (a)On each Determination Date, the
Servicer will provide the Trustee with a completed
Distribution Date Statement, substantially in the form of Exhibit B hereto, and on each Distribution Date, the Trustee shall forward to each Certificateholders such statement.

          (b)  The Trustee shall maintain at its
Corporate Trust Office a copy of each statement received by it pursuant to subsection (a) of this
Section 5.02.  The Trustee shall make such statements
available for inspection by Certificateholders upon reasonable notice at its Corporate Trust Office.

          (c)  On or before January 31 of each
calendar year, beginning with calendar year 1995, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the monthly statements to Certificateholders described in subsection (a) of this
Section 5.02, as the case may be, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Trustee or the Servicer deems necessary to enable the Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          (d)  Notwithstanding any other provision of
the Agreement or this Series Supplement to the contrary, the Trustee and the Servicer shall promptly deliver to the initial Holders of the Fixed Base
Certificates a copy of each notice, statement or other document received or generated by it in connection with this Series Supplement and/or the Agreement; provided, however, that the Trustee shall not be required to deliver to the initial Holders copies of notices, statements or other documents received from the Servicer and for which the Servicer is required to deliver such notices, statements or other documents directly to the Holders and vice versa.


                        ARTICLE VI

                     The Certificates

          SECTION 6.01.  The Fixed Base
Certificates. The Fixed Base Certificates will be issued in registered form, substantially in the form of Exhibit A-1, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Fixed Base Certificates"). The
Trustee shall, upon the written request of the Depositor, authenticate and deliver the Fixed Rate
Certificates to the Person or Persons designated in such notice against receipt of the purchase price therefor as provided in the Agreement. The requirements of Section 6.04(e)(ii) of the Agreement shall not apply, and shall be deemed waived, in connection with the initial purchase of the Fixed Base
Certificates.

          SECTION 6.02.  The Variable Base
Certificate. (a) The Variable Base Certificate will be issued in registered form, substantially in the form of Exhibit A-2, and shall upon issue, be executed by the Depositor and delivered to the Trustee for authentication (the "Variable Base Certificate"). The
Trustee shall, upon the written request of the Depositor, authenticate and deliver the Variable Base
Certificate to the Person designated in such notice against receipt of the purchase price therefor as provided in the Agreement.

          (b)  The Variable Base Certificateholder
shall agree, by its acceptance of the Variable Base
Certificate, that the Depositor may, upon at least three London Business Days' prior written notice to the Variable Base Certificateholder and the Trustee, request the Variable Base Certificateholder to acquire, and the Variable Base Certificateholder shall acquire, on any VBC Payment and Drawdown Date during the VBC
Revolving Period, undivided interests in the Trust
(such interests, the "Additional Invested Amounts");
provided, however, that the Variable Base
Certificateholder shall not be required to acquire any Additional Invested Amount (i) that is in a minimum amount of less than $500,000 or any $100,000 integral multiple in excess thereof); (ii) if the acquisition thereof would cause the VBC Invested Amount on such VBC
Payment and Drawdown Date to exceed the Maximum
Available VBC Invested Amount on such date and (iii) if on the acquisition date any amount is on deposit in the Prepayment Account.

          (c)  If the Variable Base
Certificateholder acquires any Additional Invested
Amount, then in consideration of the receipt by the Trustee of such Certificateholder's payment for such Additional Invested Amount, the Servicer shall appropriately note in its succeeding daily and monthly servicing reports such Additional Invested Amount (and the corresponding increase in the VBC Invested Amount as a result of such acquisition) and shall direct the Trustee to pay to the Depositor the purchase price received by the Trustee for such Additional Invested
Amount (which shall be equal to the amount of such Additional Invested Amount).

          (d)  The Variable Base Certificateholder
shall, and is hereby authorized to, record on the grid attached to its Variable Base Certificate (or at such Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested
Amount purchased by it, and each repayment thereof;
provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to the VBC Invested Amount and its right to receive principal and interest payments in respect of the VBC
Invested Amount.

          (e)  Notwithstanding anything to the
contrary contained in this Series Supplement, no VBC
Unutilized Commitment Fee shall commence accruing until such time as the Trustee has authenticated and delivered the Variable Base Certificate to the order of the Depositor.

          SECTION 6.03.  Transfer Restrictions.
The Trustee shall not authenticate and deliver to any Person any Variable Base Certificate unless it contains a legend in substantially the following form:

     "THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "SECURITIES ACT").  THIS CERTIFICATE HAS
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY
NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED
UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM
REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER
APPLICABLE SECURITIES LAW.

     THE HOLDER OF THIS CERTIFICATE AGREES FOR THE
BENEFIT OF GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
THAT NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE
MAY BE MADE WITHOUT THE PRIOR WRITTEN CONSENT OF
GOTTSCHALKS CREDIT RECEIVABLES CORPORATION.  IN
ADDITION TO THE FOREGOING RESTRICTION, NO RESALE OR
OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT
(1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
UNDER THE SECURITIES ACT, (2) IN A TRANSACTION EXEMPT
FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES
ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS,
OR (3) TO GOTTSCHALKS CREDIT RECEIVABLES CORPORATION."

In addition to transfer restrictions contained in the Agreement, the Trustee shall not be required to give effect to any transfer of the Fixed Base Certificates or the Variable Base Certificate until such time as the proposed transferee thereof delivers to the Trustee an investment representation letter substantially in the form of Exhibit C attached hereto.

          SECTION 6.04.  Prepayment of the VBC
Invested Amount.The Depositor may elect to prepay the VBC Invested Amount in whole, or in part in a minimum amount of not less than $500,000 or any $100,000 integral multiple in excess thereof, on any Distribution Date during the VBC Revolving Period. If the Depositor makes such an election, it shall give the Holder of the Variable Base Certificate, the Servicer and the Trustee written notice thereof. Such notice (a
"Prepayment Notice") shall (a) be given to the Holder of the Variable Base Certificate, the Servicer and the Trustee no later than three London Business Days prior to a VBC Payment and Drawdown Date, (b) specify the amount to be prepaid (the "Prepayment Amount"), (c) specify the Distribution Date on which such prepayment is expected to occur (a "Prepayment Date"), which Prepayment Date shall occur no sooner than fourteen days after the Prepayment Notice is delivered to the Holder of the Variable Base Certificate, the Servicer and the Trustee, and (d) specify the amount expected to be transferred from the Collection Account to the Prepayment Account in the event that the Prepayment
Date is a Distribution Date later than the second
Distribution Date following the date on which such Prepayment Notice is received by the Holder of the Variable Base Certificate, the Servicer and the
Trustee. In addition to the foregoing, the Depositor may elect to prepay the VBC Invested Amount in whole, or in part on November 1, 1996 in a minimum amount of not less than $500,000 or any $100,000 integral multiple in excess thereof from amounts on deposit in the Special Prepayment Account, provided that (i) notice of such prepayment is given to the Holder of the Variable Base Certificate by the Depositor on October
31, 1996 and (ii) such prepayment is accompanied by compensation for any actual funding loss or losses which the Holder of the Variable Base Certificate may incur as a result of such prepayment (including losses arising from the redeployment of funds).

          SECTION 6.05.  The Subordinated
Certificate. The Subordinated Certificate will be issued in registered form, substantially in the form of Exhibit A-3, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Subordinated Certificate"). The
Trustee shall authenticate and deliver the Subordinated
Certificate to the Depositor simultaneously with its delivery of the Fixed Base Certificates. The
Subordinated Certificate shall not be transferable.

                        ARTICLE VII

                 Early Amortization Events

          SECTION 7.01.  Additional Early
Amortization Events. If any one or more of the following events shall occur:

          (a)  failure on the part of the Depositor
(i) to make any payment or deposit required to be made by the Depositor by the terms of (A) the Agreement or
(B) this Series Supplement, on or before the date occurring two Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Depositor set forth in the Agreement or this Series Supplement, which failure to observe or perform has a material adverse effect on the Certificateholders and which continues unremedied for a period of 30 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the Holders of Certificates representing more than 50% of the Invested Amount, and continues to affect materially and adversely the interests of the Certificateholders for such period; or

          (b)  any representation or warranty made
by the Depositor in the Agreement or this Series
Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Depositor pursuant to Section 2.01, 2.06 or 2.08 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the Holders of Certificates representing more than 50% of the Invested Amount, and (ii) as a result of which the interests of the Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period;
provided, however, that an Early Amortization Event pursuant to this subsection 7.01(b) shall not be deemed to have occurred hereunder if the Depositor has accepted reassignment of or repurchased the related
Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; or

          (c)  a Servicer Default occurs; or

          (d)  Gottschalks Inc. is replaced as the
Servicer; or

          (e)  for three consecutive Collection
Periods one and one-half percent (1.5%) or more of the aggregate balance of all Eligible Receivables are more than 90 days past due; or

          (f)  the average of the Portfolio Yield
for any three consecutive Collection Periods is reduced to a rate which is less than the Base Rate; or

          (g)  for 60 consecutive days, the balance
in the Retained Amount Account shall exceed $2,500,000;
or

          (h)  the failure to pay the Invested
Amount by the Expected Final Payment Date; or the failure to pay the FBC Controlled Distribution Amount on any Distribution Date during the FBC Controlled
Amortization Period; or the failure to pay the VBC
Controlled Distribution Amount on any Distribution Date during the VBC Controlled Amortization Period; or

          (i)  the Subordinated Invested Amount (FBC
Component) shall be reduced to zero on a date on which the FBC Invested Amount is greater than zero; or the Subordinated Invested Amount (VBC Component) shall be reduced to zero on a date on which the VBC Invested
Amount is greater than zero; or

          (j)  the Defaulted Amount (net of
Recoveries) as a percentage of the average Receivables outstanding, on an annualized basis, exceeds seven percent (7%), for a period of three consecutive
Collection Periods; or

          (k)  an Early Amortization Period for any
other Series shall commence; or

          (l)  the average of the monthly payment
rate (i.e., for any Collection Period, a fraction, the numerator of which is the Investor Principal
Collections received during such Collection Period, and the denominator of which is the Required Series Pool
Balance in effect for such Collection Period) for any three consecutive Collection Periods shall be less than 10%; or

          (m)  the failure by Gottschalks Inc. at
any time to have available one or more working capital credit facilities with an aggregate commitment of at least $20,000,000 provided by one or more commercial banks or other lending institutions; or

          (n)  Gottschalks Inc. shall have defaulted
in the payment of indebtedness for borrowed money in excess of $500,000 beyond the period of grace provided for in the agreement or instrument under which such indebtedness was created or incurred, such indebtedness shall have been declared due and payable, such declaration shall not have been rescinded, revoked or stayed and such declaration shall have remained in effect for at least 30 days; or Gottschalks Inc. shall have defaulted on one or more store leases, and the net liquidated damages or other net actual losses thereon shall have exceeded $2,000,000 in the aggregate for any 12 month period;

then, in the case of any event described in subsections
(a) or (b) of this Section 7.01, after the applicable grace period, if any, set forth in such subsections, either the Trustee or the Holders of Certificates representing more than 50% of the Invested Amount by notice then given in writing to the Depositor and the Servicer (and to the Trustee if given by Certificateholders) may declare that an early amortization event (an "Early Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subsections (c), (d),
(e), (f), (g), (h), (i), (j), (k), (l), (m) or (n) of
this Section 7.01, subject to applicable law, an Early
Amortization Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders (except as otherwise provided in any such subsection), immediately upon the occurrence of such event. Notwithstanding the foregoing, the Early
Amortization Events described in Section 7.01(e), (f),
(j) and (l) shall not become operative until the July
1994 Collection Period.

          SECTION 7.02.  Waiver.  Notwithstanding
the declaration or occurrence of an Early Amortization
Period, the Holders of Certificates representing 50% or more of the Invested Amount may, by written notice to the Trustee, waive such Early Amortization Event. Such waiver shall be binding upon all Fixed Base
Certificateholders, the Variable Base Certificateholder and the other parties to this Series Supplement. In the case of such a waiver, all parties hereto and all such Certificateholders shall be restored to their former positions and rights hereunder and any such Early Amortization Period shall be deemed not to be continuing; provided, however, this Section 7.02 shall not apply in the case of an Early Amortization Event of the type described in Section 7.01(d).


                       ARTICLE VIII

                    Optional Repurchase

          SECTION 8.01.  Optional Repurchase.  (a)
On any Distribution Date occurring after the date on which the Invested Amount is reduced to 10% or less of the Initial FBC Invested Amount, the Depositor shall have the option to purchase the entire amount of, but not less than the entire amount of, the Certificates, at a purchase price equal to the Reassignment Amount for such Distribution Date.

          (b)  The Depositor shall give the Servicer
and the Trustee at least ten (10) days' prior written notice of the Distribution Date on which the Depositor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Depositor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount.
The Reassignment Amount shall be distributed as set forth in Section 9.01(b) hereof.

                        ARTICLE IX

                    Final Distributions

          SECTION 9.01.  Final Distributions.  (a)
The amount to be paid by the Depositor to the Collection Account with respect to the Certificates in connection with a purchase of the Certificates pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Collection Period in which the reassignment obligation arises under the Agreement.

          (b)  Reassignment Amounts deposited into
the Collection Account pursuant to Section 8.01 of this Series Supplement or Section 2.03 of the Agreement and allocated to the Series 1994-1 Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution
Date, on the immediately following Distribution Date) as follows:

          (i)  in the case of Reassignment Amounts
which constitute Investor Finance Charge Collections:
(A) an amount equal to the product of such Investor
Finance Charge Collections and the FBC Investor
Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC
Invested Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover
Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

         (ii)  in the case of Reassignment Amounts
which constitute Investor Principal Collections: (A) an amount equal to the product of such Investor Principal
Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC
Invested Amount; (C) an amount equal to the product of
(x) such Investor Principal Collections, (y) the
Subordinated Allocation Percentage for such
Distribution Date and (z) the FBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (FBC
Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the
Subordinated Allocation Percentage for such
Distribution Date and (z) the VBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC
Component); and (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

          (c)  Termination Proceeds deposited into
the Collection Account pursuant to Section 12.02(c) of the Agreement and allocated to the Series 1994-1 and the Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following
Distribution Date) as follows:

          (i)  in the case of Termination Proceeds
which constitute Investor Finance Charge Collections:
(A) an amount equal to the product of such Investor
Finance Charge Collections and the FBC Investor
Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC
Invested Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover
Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

         (ii)  in the case of Termination Proceeds
which constitute Investor Principal Collections: (A) an amount equal to the product of such Investor Principal
Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC
Invested Amount; (C) an amount equal to the product of
(x) such Investor Principal Collections, (y) the
Subordinated Allocation Percentage for such
Distribution Date and (z) the FBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (FBC
Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the
Subordinated Allocation Percentage for such
Distribution Date and (z) the VBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC
Component); and (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

          (d)  Liquidation Proceeds deposited into
the Collection Account pursuant to Section 9.02(b) of the Agreement and allocated to the Series 1994-1
Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following
Distribution Date) as follows:

          (i)  in the case of Liquidation Proceeds
which constitute Investor Finance Charge Collections:
(A) an amount equal to the product of such Investor
Finance Charge Collections and the FBC Investor
Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC
Invested Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover
Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

         (ii)  in the case of Liquidation Proceeds
which constitute Investor Principal Collections: (A) an amount equal to the product of such Investor Principal
Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC
Invested Amount; (C) an amount equal to the product of
(x) such Investor Principal Collections, (y) the
Subordinated Allocation Percentage for such
Distribution Date and (z) the FBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (FBC
Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the
Subordinated Allocation Percentage for such
Distribution Date and (z) the VBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC
Component); and (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

          (e)  Notwithstanding anything to the
contrary contained in this Series Supplement or the Agreement, any distribution made pursuant to this
Section 9.01 shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to the Certificates.

          (f)  Notwithstanding Section 12.02 of the
Agreement, no Certificateholder shall be required to surrender its Investor Certificate(s) in order to receive its final distribution under the Agreement and this Series Supplement.

                         ARTICLE X

                 Miscellaneous Provisions

          SECTION 10.01. Ratification of
Agreement; Amendment and Restatement of Existing Series
Supplement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series
Supplement, shall be read, taken and construed as one and the same instrument. From and after the date first above referenced, this Series Supplement shall amend and restate the Existing Series Supplement in its entirety.

          SECTION 10.02. Counterparts.  This Series
Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          SECTION 10.03. GOVERNING LAW.  THIS SERIES
SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04.  Rating Agency Notice.  No
amendment or waiver with respect to any Early
Amortization Event shall be effective until such time as the Rating Agencies have been notified.

          IN WITNESS WHEREOF, the Depositor, the
Servicer and the Trustee have caused this Series
Supplement to be duly executed by their respective officers as of the day and year first above written.

                         GOTTSCHALKS CREDIT
                         RECEIVABLES CORPORATION, as
                         Depositor


                         By: /s/ STEVE FURST
                                 Chief Financial Officer
                                 of G.C.R.C.

                         By: /s/ JOSEPH LEVY
                                 Chairman

                         GOTTSCHALKS INC., as
                              Servicer


                         By: /s/ ALAN A. WEINSTEIN
                                 Senior Vice President/
                                 Chief Financial Officer


                         BANKERS TRUST COMPANY,
                         not in its individual capacity
                         but solely as Trustee


                         By: /s/ MELISSA J. KAYE
                                 Senior Vice President



SCHEDULE I

                  List of Series Accounts


     Bankers Trust Company
     ABA # 021001033
     ACCT: 01419647
     REF: Gottschalks 1994-1
     Attn: Ms. Joanne Manieri

     Gottschalks Credit Card Master Trust Series 1994-1
Capitalized Interest Account: 11871

     Gottschalks Credit Card Master Trust Series 1994-1
Retained Amount Account: 11869

     Gottschalks Credit Card Master Trust Series 1994-1
Prepayment Account: 11870

     Gottschalks Credit Card Master Trust Series
1994-1 Special Prepayment Account: _______

     Gottschalks Credit Card Master Trust Series 1994-1
Spread Account: 11872

     Gottschalks Credit Card Master Trust Series 1994-1
Successor Servicer Account: 11868